UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2012

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

-        DREYFUS INTERNATIONAL VALUE FUND

-        DREYFUS OPPORTUNISTIC MIDCAP VALUE FUND

-        DREYFUS OPPORTUNISTIC SMALL CAP FUND

-        DREYFUS OPPORTUNISTIC U.S. STOCK FUND

-        DREYFUS STRATEGIC VALUE FUND

-        DREYFUS STRUCTURED MIDCAP FUND

-        DREYFUS TECHNOLOGY GROWTH FUND

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

International

Value Fund

ANNUAL REPORT August 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Proxy Results
37	Information About the Renewal of
the Fund’s Management Agreement
42	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Value Fund, covering the 12-month period from September 1, 2011, throughAugust 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While they produced flat returns, on average, for the past year overall, international equities proved unusually volatile as prices rose and fell according to investors’ changing expectations of global economic conditions. Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services. In contrast, the U.S. economy has grown relatively steadily, albeit at about half the average rate achieved in prior domestic recoveries.

Choppy economic conditions appear likely to persist over the foreseeable future. On one hand, the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus International Value Fund’s Class A shares produced a total return of –5.89%, Class C shares returned –6.55% and Class I shares returned –5.41%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –0.04% for the same period.2 International stocks encountered heightened volatility throughout the reporting period due to changing economic conditions in Europe and the emerging markets. The fund produced lower returns than its benchmark, primarily due to investors’ preference for growth stocks over their value-oriented counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital growth.The fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.

The fund’s investment approach is value-oriented and research-driven. In selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Reacted Sharply to Economic Developments

The reporting period began in the midst of major stock market declines throughout the world. The downgrade of one agency’s assessment of long-term U.S. government debt, an intensifying debt crisis in Europe and rising inflationary pressures in China triggered a flight away from stocks and toward traditional safe havens. Fortunately, better U.S. economic data and remedial measures from European and Chinese policymakers generally arrested the decline during the fall of 2011.

By the beginning of 2012, stocks were rallying amid U.S. employment gains, a quantitative easing program in Europe and a shift to less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals, including valuations. However, investors returned to a risk-averse posture during the spring, when measures designed to relieve fiscal pressures in Europe encountered resistance. The summer saw more encouraging global economic data, and the MSCI EAFE Index ended the reporting period close to where it began.

In this tumultuous environment, international investors tended to prefer large-cap companies with high dividend yields and positive earnings momentum. In contrast, investors did not favor the typical type of value companies invested in by the fund.

Mixed Investment Results in Volatile Markets

The fund’s relative performance over the reporting period was undermined by stocks in the United Kingdom, where metals producers Anglo American and Lonmin were hurt by the European debt crisis and reduced demand from the emerging markets. In addition, grocery chain Tesco weighed on results as the company lost market share, catalog retailer Home Retail Group encountered sluggish sales and the fund did not participate in gains posted by U.K. tobacco and spirits producers. In Hong Kong, apparel retailer Esprit Holdings was hurt by the downturn in Europe and overexpansion of its U.S. stores. Results from Finland were dampened by handset maker Nokia. In other areas, the fund suffered shortfalls stemming from Chinese clothing retailer China Dongxiang, Japanese technology company Ricoh, and European grocery chains Delhaize Group and Carrefour.

The fund achieved better results in the Netherlands, where successful positions included Koninklijke Philips Electronics, which posted strong quarterly results after a recent restructuring, and insurer Aegon, which

4

rallied late in the reporting period as the stock market outlook improved. Australia was home to several top performers, including agricultural chemicals producer Nufarm and medical center operator Primary Health Care. Overweighted exposure to Germany bolstered relative results, and successful stock selections there included utilities E.ON and RWE, which rallied from previous weakness, and health care company Bayer, which posted strong results in its pharmaceuticals division. In other parts of the world, the fund benefited from positions in Chinese electric utility Huaneng Power International, Japanese health care and household goods company Medipal Holdings and drug developer Astellas Pharma.

Finding Attractive Valuations Worldwide

The international equity markets’ gyrations have created some compelling valuations among companies we consider fundamentally sound as the market has priced in a worst-case macroeconomic scenario that we believe is unlikely to occur. In our judgment, the fund remains well positioned for a broad-based market rebound as global economic conditions gradually improve.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 31, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East
(MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus International Value Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

† Source: Lipper Inc.
The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 11/15/02 (the inception date for Class C shares), adjusted to reflect the applicable sales load for this share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 11/15/02 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus International Value Fund on 8/31/02 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors can not invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/12

Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	–11.29%		–7.54%	3.78%
without sales charge	9/29/95	–5.89%		–6.44%	4.40%
Class C shares
with applicable redemption charge †	11/15/02	–7.47%		–7.17%	3.64	%††
without redemption	11/15/02	–6.55%		–7.17%	3.64	%††
Class I shares	11/15/02	–5.41%		–6.00%	4.81	%††
Morgan Stanley Capital
International Europe,
Australasia, Far East Index		–0.04%		–4.81%	6.67%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 11/15/02 (the inception date for Class C shares), adjusted to reflect the applicable sales load for this share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class
A shares for the period prior to 11/15/02 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.46	$11.08	$5.33
Ending value (after expenses)	$927.80	$924.20	$929.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.81	$11.59	$5.58
Ending value (after expenses)	$1,017.39	$1,013.62	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of 1.54% for Class A, 2.29% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—96.2%	Shares		Value ($)
Australia—3.2%
Australia & New Zealand Banking Group	63,730		1,634,221
Nufarm	100,026		604,552
Primary Health Care	349,673		1,347,522
QBE Insurance Group	128,340		1,727,712
			5,314,007
Belgium—1.1%
Delhaize Group	45,580		1,806,482
Brazil—1.9%
Banco Santander Brasil, ADS	153,900		1,166,562
Oi, ADR	135,510		504,097
Oi, ADR, Cl. C	6,491		28,755
Petroleo Brasileiro, ADR	66,140		1,398,200
			3,097,614
China—2.2%
Beijing Capital International Airport, Cl. H	410,000		280,172
China Railway Group, Cl. H	987,000		371,591
Foxconn International Holdings	1,615,000	[a]	508,074
Guangzhou Automobile Group, Cl. H	1,412,194		985,046
Huaneng Power International, Cl. H	862,000		594,602
PetroChina, ADR	7,451		896,355
			3,635,840
France—12.4%
Alstom	33,810		1,203,916
Carrefour	134,672		2,822,888
Cie de St-Gobain	40,530		1,390,440
Danone	19,600		1,221,549
EDF	49,680		1,011,671
France Telecom	171,875		2,376,944
GDF Suez	69,823		1,719,140
Sanofi	38,411		3,142,780
Societe Generale	45,374	[a]	1,201,352
Total	83,820		4,186,045
			20,276,725

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Germany—10.1%
Aixtron	65,690		972,494
Allianz	11,810		1,296,361
Bayer	13,340		1,034,763
Celesio	66,340		1,212,834
Daimler	37,606		1,844,730
Deutsche Bank	59,920		2,131,010
Deutsche Telekom	98,900		1,179,899
E.ON	131,030		3,013,538
Muenchener Rueckversicherungs	8,010		1,185,823
Siemens	29,230		2,772,850
			16,644,302
Hong Kong—2.7%
China Mobile, ADR	6,410		344,153
Esprit Holdings	1,107,070		1,692,875
Hang Seng Bank	129,700		1,846,180
Pacific Basin Shipping	1,315,000		547,638
			4,430,846
India—.6%
Reliance Industries, GDR	36,974	[b]	1,011,239
Israel—1.5%
Teva Pharmaceutical Industries, ADR	63,230		2,502,643
Italy—2.0%
Eni	27,045		599,382
Finmeccanica	161,006	[a]	714,466
Saras	1,816,710	[a]	1,966,290
			3,280,138
Japan—22.7%
Denso	39,300		1,310,084
East Japan Railway	15,600		1,044,051
Fujitsu	374,000		1,519,024
INPEX	314		1,784,661
Kao	57,000		1,721,029
Kirin Holdings	129,000		1,606,424
LIXIL Group	52,300		1,122,885
Matsumotokiyoshi Holdings	30,900		740,779
Mitsubishi UFJ Financial Group	722,500		3,285,140

10

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Nippon Electric Glass	195,000		926,496
Nippon Express	149,000		584,239
Nomura Holdings	147,900		487,364
Nomura Research Institute	46,400		968,951
Omron	79,100		1,543,710
Panasonic	60,400		410,407
Ricoh	164,800		1,296,594
Shimachu	71,700		1,482,627
Shin-Etsu Chemical	52,220		2,791,247
Sumitomo Mitsui Financial Group	65,500		2,027,869
Sumitomo Mitsui Trust Holdings	369,560		1,028,981
Taiyo Nippon Sanso	315,000		1,569,066
Tokyo Electron	25,000		1,173,447
Tokyo Steel Manufacturing	65,300		212,676
Toyota Motor	107,800		4,261,332
Yamaha Motor	155,300		1,344,829
Yamato Holdings	63,400		1,052,685
			37,296,597
Netherlands—2.6%
Aegon	172,661		886,716
Koninklijke Philips Electronics	111,861		2,571,970
Royal Dutch Shell, Cl. A	23,712		829,431
			4,288,117
Norway—.6%
Norsk Hydro	216,268		926,594
Russia—.4%
Gazprom, ADR	60,140		581,253
Singapore—2.0%
DBS Group Holdings	114,539		1,327,789
Oversea-Chinese Banking	260,000		1,937,746
			3,265,535
South Africa—.7%
Murray & Roberts Holdings	230,503	[a]	598,271
Standard Bank Group	37,590		496,548
			1,094,819

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
South Korea—2.4%
KB Financial Group	6,100		197,576
KB Financial Group, ADR	34,794		1,125,934
Korea Electric Power	22,070	[a]	478,503
Korea Electric Power, ADR	65,394	[a]	700,370
Korea Exchange Bank	86,880	[a]	654,687
KT, ADR	14,300		216,073
SK Telecom, ADR	35,330		506,632
			3,879,775
Sweden—3.5%
Ericsson, Cl. B	291,400		2,728,217
Husqvarna, Cl. B	44,260		212,204
Investor, Cl. B	26,950		558,355
Svenska Cellulosa, Cl. B	120,940		2,162,317
			5,661,093
Switzerland—7.4%
Adecco	21,190	[a]	961,063
Clariant	113,410	[a]	1,272,254
Novartis	70,026		4,125,864
Roche Holding	19,760		3,597,243
UBS	189,628	[a]	2,121,323
			12,077,747
Taiwan—.9%
Hon Hai Precision Industry	279,400		791,063
United Microelectronics	1,868,720		748,711
			1,539,774
United Kingdom—15.3%
Anglo American	113,648		3,157,992
BP	352,903		2,473,145
Home Retail Group	536,056		798,832
HSBC Holdings	651,257		5,657,574
Reed Elsevier	111,551		1,045,935
Resolution	553,287		1,895,890
Royal Dutch Shell, Cl. A	100,718		3,524,762
Smith & Nephew	172,857		1,830,728

12

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Tesco	165,435	884,204
Unilever	53,166	1,911,268
Vodafone Group	673,252	1,940,285
		25,120,615
Total Common Stocks
(cost $203,652,220)		157,731,755

Other Investment—6.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,340,000)	11,340,000 [c]	11,340,000

Total Investments (cost $214,992,220)	103.1%	169,071,755
Liabilities, Less Cash and Receivables	(3.1%)	(5,030,705)
Net Assets	100.0%	164,041,050

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security amounted to $1,011,239 or .6% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	21.9	Consumer Staples	7.8
Energy	11.7	Materials	7.7
Health Care	11.5	Money Market Investment	6.9
Consumer Discretionary	9.4	Utilities	4.6
Industrial	9.3	Telecommunication Services	4.3
Information Technology	8.0		103.1

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		203,652,220	157,731,755
Affiliated issuers		11,340,000	11,340,000
Cash			26,006
Cash denominated in foreign currencies		850,996	847,691
Receivable for investment securities sold			683,064
Dividends receivable			611,683
Receivable for shares of Common Stock subscribed			59,816
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			2
Prepaid expenses			22,082
			171,322,099
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			184,176
Payable for investment securities purchased			6,603,804
Payable for shares of Common Stock redeemed			395,815
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,965
Accrued expenses			95,289
			7,281,049
Net Assets ($)			164,041,050
Composition of Net Assets ($):
Paid-in capital			301,911,588
Accumulated undistributed investment income—net			3,417,397
Accumulated net realized gain (loss) on investments			(95,332,171)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(45,955,764)
Net Assets ($)			164,041,050

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	93,078,260	7,998,128	62,964,662
Shares Outstanding	9,535,075	829,618	6,463,591
Net Asset Value Per Share ($)	9.76	9.64	9.74

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $573,796 foreign taxes withheld at source):
Unaffiliated issuers	5,908,875
Affiliated issuers	2,111
Total Income	5,910,986
Expenses:
Management fee—Note 3(a)	1,781,710
Shareholder servicing costs—Note 3(c)	468,642
Custodian fees—Note 3(c)	98,587
Distribution fees—Note 3(b)	71,862
Professional fees	70,900
Registration fees	46,490
Prospectus and shareholders’ reports	42,497
Directors’ fees and expenses—Note 3(d)	10,524
Interest expense—Note 2	2,841
Loan commitment fees—Note 2	1,601
Miscellaneous	33,263
Total Expenses	2,628,917
Less—reduction in expenses due to undertaking—Note 3(a)	(178,171)
Less—reduction in fees due to earnings credits—Note 3 (c)	(112)
Net Expenses	2,450,634
Investment Income—Net	3,460,352
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(24,355,231)
Net realized gain (loss) on forward foreign currency exchange contracts	(70,921)
Net Realized Gain (Loss)	(24,426,152)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	5,564,286
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,342)
Net Unrealized Appreciation (Depreciation)	5,562,944
Net Realized and Unrealized Gain (Loss) on Investments	(18,863,208)
Net (Decrease) in Net Assets Resulting from Operations	(15,402,856)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012 [a]	2011
Operations ($):
Investment income—net	3,460,352	5,000,966
Net realized gain (loss) on investments	(24,426,152)	24,302,402
Net unrealized appreciation
(depreciation) on investments	5,562,944	(17,601,048)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,402,856)	11,702,320
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,772,443)	(1,435,975)
Class C Shares	(186,447)	(49,595)
Class I Shares	(2,975,318)	(1,769,232)
Total Dividends	(5,934,208)	(3,254,802)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,878,977	16,430,509
Class B Shares	13,986	66,687
Class C Shares	255,905	421,682
Class I Shares	16,118,621	50,489,524
Dividends reinvested:
Class A Shares	2,666,058	1,362,852
Class C Shares	98,544	24,457
Class I Shares	2,622,324	1,536,803
Cost of shares redeemed:
Class A Shares	(23,471,434)	(32,734,376)
Class B Shares	(476,981)	(2,141,296)
Class C Shares	(2,885,040)	(4,311,644)
Class I Shares	(37,097,091)	(59,952,698)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,276,131)	(28,807,500)
Total Increase (Decrease) in Net Assets	(42,613,195)	(20,359,982)
Net Assets ($):
Beginning of Period	206,654,245	227,014,227
End of Period	164,041,050	206,654,245
Undistributed investment income—net	3,417,397	5,768,709

16

	Year Ended August 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	2,047,935	1,392,368
Shares issued for dividends reinvested	274,286	119,339
Shares redeemed	(2,387,133)	(2,777,334)
Net Increase (Decrease) in Shares Outstanding	(64,912)	(1,265,627)
Class Bb
Shares sold	1,369	5,686
Shares redeemed	(46,819)	(182,585)
Net Increase (Decrease) in Shares Outstanding	(45,450)	(176,899)
Class C
Shares sold	18,196	35,827
Shares issued for dividends reinvested	10,212	2,166
Shares redeemed	(299,702)	(369,728)
Net Increase (Decrease) in Shares Outstanding	(271,294)	(331,735)
Class I
Shares sold	1,535,195	4,200,758
Shares issued for dividends reinvested	271,462	135,164
Shares redeemed	(3,962,000)	(5,117,980)
Net Increase (Decrease) in Shares Outstanding	(2,155,343)	(782,058)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 27,053 Class B shares representing $272,804 were automatically converted to 26,973 Class A shares and during the period ended August 31, 2011, 74,673 Class B shares representing $882,387 were automatically converted to 73,675 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.69	10.37	11.02	12.30	20.21
Investment Operations:
Investment income—net[a]	.17	.20	.15	.15	.27
Net realized and unrealized
gain (loss) on investments	(.80)	.26	(.65)	(1.01)	(2.93)
Total from Investment Operations	(.63)	.46	(.50)	(.86)	(2.66)
Distributions:
Dividends from investment income—net	(.30)	(.14)	(.15)	(.42)	(.32)
Dividends from net realized
gain on investments	—	—	—	—	(4.93)
Total Distributions	(.30)	(.14)	(.15)	(.42)	(5.25)
Net asset value, end of period	9.76	10.69	10.37	11.02	12.30
Total Return (%)[b]	(5.89)	4.32	(4.66)	(5.97)	(18.56)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	1.54	1.54	1.84	1.57
Ratio of net expenses
to average net assets	1.53	1.49	1.54	1.84	1.56
Ratio of net investment income
to average net assets	1.74	1.70	1.29	1.66	1.71
Portfolio Turnover Rate	40.93	60.72	55.35	69.63	46.96
Net Assets, end of period ($ x 1,000)	93,078	102,606	112,716	159,260	228,308

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.51	10.19	10.84	11.98	19.79
Investment Operations:
Investment income—net[a]	.10	.11	.06	.08	.14
Net realized and unrealized
gain (loss) on investments	(.79)	.25	(.65)	(.96)	(2.85)
Total from Investment Operations	(.69)	.36	(.59)	(.88)	(2.71)
Distributions:
Dividends from investment income—net	(.18)	(.04)	(.06)	(.26)	(.17)
Dividends from net realized
gain on investments	—	—	—	—	(4.93)
Total Distributions	(.18)	(.04)	(.06)	(.26)	(5.10)
Net asset value, end of period	9.64	10.51	10.19	10.84	11.98
Total Return (%)[b]	(6.55)	3.48	(5.49)	(6.71)	(19.16)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.38	2.31	2.33	2.63	2.32
Ratio of net expenses
to average net assets	2.28	2.26	2.33	2.63	2.32
Ratio of net investment income
to average net assets	.99	.91	.56	.87	.91
Portfolio Turnover Rate	40.93	60.72	55.35	69.63	46.96
Net Assets, end of period ($ x 1,000)	7,998	11,573	14,604	18,607	30,965

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.67	10.36	11.02	12.31	20.27
Investment Operations:
Investment income—net[a]	.23	.28	.22	.19	.34
Net realized and unrealized
gain (loss) on investments	(.81)	.22	(.68)	(.98)	(2.93)
Total from Investment Operations	(.58)	.50	(.46)	(.79)	(2.59)
Distributions:
Dividends from investment income—net	(.35)	(.19)	(.20)	(.50)	(.44)
Dividends from net realized
gain on investments	—	—	—	—	(4.93)
Total Distributions	(.35)	(.19)	(.20)	(.50)	(5.37)
Net asset value, end of period	9.74	10.67	10.36	11.02	12.31
Total Return (%)	(5.41)	4.67	(4.37)	(5.21)	(18.25)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.15	1.22	1.37	1.21
Ratio of net expenses
to average net assets	1.09	1.09	1.22	1.36	1.20
Ratio of net investment income
to average net assets	2.29	2.29	1.93	2.09	2.16
Portfolio Turnover Rate	40.93	60.72	55.35	69.63	46.96
Net Assets, end of period ($ x 1,000)	62,965	91,998	97,429	41,460	42,444

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

24

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	157,731,755	—	—	157,731,755
Mutual Funds	11,340,000	—	—	11,340,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	2	—	2
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,965)	—	(1,965)

† See Statement of Investments for additional detailed categorizations.
Amount shown represents unrealized appreciation (depreciation) at period end.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(e) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	8/31/2011	($)	Purchases ($)	Sales($)	8/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,100,000		55,125,000	44,885,000	11,340,000	6.9

26

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,473,906, accumulated capital losses $92,890,109 and unrealized depreciation $48,454,335.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $24,770,979 of the carryover expires in fiscal year 2017 and $41,505,182 expires in fiscal year 2018.The fund has $3,162,451 of post-enactment short-term capital losses and $23,451,497 of post-enactment long-term capital losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $5,934,208 and $3,254,802, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign exchange gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $122,544 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting

28

Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a“Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 was approximately $239,100, with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets, until March 31, 2013.The reduction in expenses, pursuant to the undertaking, amounted to $178,171 during the period ended August 31, 2012.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2012, the Distributor retained $1,829 from commissions earned on sales of the fund’s Class A shares, and $65 and $16 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2012, Class B and Class C shares were charged $1,167 and $70,695, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A, Class B and Class C shares were charged $221,513, $389 and $23,565, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012,

30

cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $29,956 for transfer agency services and $321 for cash management services. Cash management fees were partially offset by earnings credits of $38.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $98,587 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $2,698 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $74.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $132,304, Distribution Plan fees $5,172, Shareholder Services Plan fees $19,501, custodian fees $29,436, Chief Compliance Officer fees $4,243 and transfer agency per account fees $6,600, which are offset against an expense reimbursement currently in effect in the amount of $13,080.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2012 amounted to $72,354,691 and $98,884,959, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited

32

to the unrealized gain on each open contract.The following summarizes open forward contracts at August 31, 2012:

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2012:

Average Market Value ($)
Forward contracts	1,165,451

At August 31, 2012, the cost of investments for federal income tax purposes was $217,490,791; accordingly, accumulated net unrealized depreciation on investments was $48,419,036, consisting of $4,816,476 gross unrealized appreciation and $53,235,512 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended August 31, 2012:

—the total amount of taxes paid to foreign countries was $566,200

—the total amount of income sourced from foreign countries was $6,490,275.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,934,208 represents the maximum amount that may be considered qualified dividend income.

The Fund 35

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

36

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various

38

periods, and ranked in the fourth quartile of the Performance Group and Performance Universe for the three most recent periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board indicated its expectation for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets until September 30, 2012.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

40

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through September 30, 2012.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement through September 30, 2012 was in the best interests of the fund and its shareholders.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

42

The Fund 43

OFFICERS OF THE FUND (Unaudited)

44

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Opportunistic

Midcap Value Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Proxy Results
33	Information About the Renewal of
the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Opportunistic
Midcap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic MidcapValue Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of 13.44%, Class C shares returned 12.48% and Class I shares returned 13.71%.1 In comparison, the fund’s benchmark, the Russell MidcapValue Index (the “Index”), produced a 14.80% total return for the same period.2

Changing economic sentiment fueled heightened market volatility as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, as gains in the consumer discretionary and materials areas could not offset shortfalls in the health care, financials and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase.We identify potential investments through extensive fundamental research conducted by the team’s dedicated sector specialists.

When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: discount from intrinsic valuation, strong mid-cycle fundamentals and a revaluation catalyst.

We typically sell a stock when we no longer consider it attractively valued, it shows deteriorating fundamentals, the revaluation catalyst becomes impaired, or a better risk/reward opportunity is presented.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

in China in the weeks prior to the reporting period triggered a flight away from risky assets in September 2011. Fortunately, better U.S. economic data and remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging economic data, and the Index ended the reporting period with double-digit gains.

Telecommunication Services and Technology Stocks Dampened Fund Results

Although the fund participated to a significant degree in the midcap market’s gains, its relative performance was hindered by unfortunate stock selection among the telecommunications services providers where rural carrier Frontier Communications proved too slow in executing a turnaround in properties acquired from a larger rival, Verizon Communications.Within technology, disappointing retail sales indicated a potential secular shift away from video games and triggered an elimination of Electronic Arts from the fund. Returns in the health care sector were restrained by laboratory services provider Thermo Fisher Scientific and specialty pharmaceuticals developer Warner Chilcott, when both posted disappointing sales.

The fund achieved better results in the consumer discretionary sector, where homebuilders D.R. Horton,Toll Brothers and PulteGroup climbed as the U.S. housing market showed long-awaited signs of strength. Similarly, carpet maker Mohawk Industries and home improvement retailer Lowe’s benefited from increased construction and renovation activity. Among media companies, CBS saw advertising revenues rise more than most analysts expected, and we sold the stock after it reached

4

a richer valuation. In the retail industry,Dicks Sporting Goods,The Gap and Williams-Sonoma achieved higher same-store sales comparisons.

The fund also fared well in the materials sector, where paint manufacturer Sherwin-Williams reorganized its cost structure and executed a turnaround in sales. Plastics maker LyondellBasell Industries gained value when input costs plunged along with natural gas prices. Finally, in the industrials sector, electrical equipment producers Hubbell and Regal-Beloit advanced amid a recovery in capital spending and construction.

Positioned for Moderate Growth

Although headwinds remain, we ended the reporting period with a guardedly optimistic outlook for the U.S. economy and midcap stocks. We have been especially encouraged by recent improvements in data related to homebuilding, automobile production and other areas where consumer spending is likely to grow. At the same time, valuations of midcap stocks have remained attractive relative to historical averages.

We have identified a number of stocks meeting our investment criteria in some of the market’s more economically sensitive areas, including the information technology, industrials and consumer discretionary sectors. We have found fewer opportunities in the REIT industry and the traditionally defensive utilities and telecommunications services sectors.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Midcap Value Fund Class A shares, Class C shares and Class I shares and the Russell Midcap Value Index

† Source: Lipper Inc.
The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/30/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for that share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/30/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Opportunistic Midcap Value Fund on 8/31/02 to a $10,000 investment made in the Russell Midcap Value Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-
to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/12

Inception
	Date	1	Year	5 Years		10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	6.92%		3.82%		10.68%
without sales charge	9/29/95	13.44%		5.05%		11.34%
Class C shares
with applicable redemption charge †	5/30/08	11.55%		4.32	%††	10.95	%††
without redemption	5/30/08	12.48%		4.32	%††	10.95	%††
Class I shares	5/30/08	13.71%		5.27	%††	11.45	%††
Russell Midcap Value Index		14.80%		1.78%		9.54%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 5/30/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for that share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 5/30/08 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Midcap Value Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.10	$10.06	$4.74
Ending value (after expenses)	$1,004.90	$1,000.80	$1,006.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.14	$10.13	$4.77
Ending value (after expenses)	$1,019.05	$1,015.08	$1,020.41

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 2.00% for Class C and .94%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—98.8%	Shares		Value ($)
Automobiles & Components—4.1%
BorgWarner	225,140	[a]	15,485,129
Dana Holding	802,727		10,965,251
Delphi Automotive	701,442		21,246,678
			47,697,058
Banks—2.9%
Fifth Third Bancorp	2,237,600		33,877,264
Capital Goods—10.9%
Gardner Denver	156,450		9,430,806
Ingersoll-Rand	738,610		34,537,404
Masco	1,207,650		17,100,324
Oshkosh	213,400	[a]	5,407,556
Parker Hannifin	186,720		14,933,866
Regal-Beloit	350,100		23,827,806
Trinity Industries	756,640		21,443,178
			126,680,940
Commercial & Professional Services—4.3%
Equifax	483,200		22,120,896
Herman Miller	235,960		4,615,378
Robert Half International	891,200		23,438,560
			50,174,834
Consumer Durables & Apparel—13.0%
D.R. Horton	1,592,610		30,243,664
Mohawk Industries	574,982	[a]	41,427,453
Newell Rubbermaid	2,063,660		37,001,424
Pulte Group	837,650	[a]	11,459,052
Toll Brothers	937,690	[a]	30,681,217
			150,812,810
Consumer Services—1.1%
International Game Technology	996,284		12,244,330
Diversified Financials—3.2%
LPL Financial Holdings	558,170		16,002,734
TD Ameritrade Holding	1,215,440		20,796,178
			36,798,912

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—3.6%
Cabot Oil & Gas	401,710		16,634,811
National Oilwell Varco	83,430		6,574,284
Pioneer Natural Resources	185,730		18,082,673
			41,291,768
Health Care Equipment & Services—7.5%
CareFusion	464,690	[a]	12,207,406
Cigna	653,810		29,924,884
MEDNAX	353,060	[a]	24,459,997

St. Jude Medical	533,720		20,153,267
			86,745,554
Household & Personal Products—1.0%
Avon Products	723,570		11,179,157
Insurance—6.5%
Allstate	213,750		7,968,600
Arthur J. Gallagher & Co.	929,360		33,196,739
Brown & Brown	233,650		6,130,976
Principal Financial Group	1,021,130		28,019,807
			75,316,122
Materials—4.5%
LyondellBasell Industries, Cl. A	726,330		35,473,957
Sherwin-Williams	113,440		16,230,995
			51,704,952
Pharmaceuticals, Biotech &
Life Sciences—3.4%

Cubist Pharmaceuticals	134,320	[a]	6,205,584
Hospira	332,390	[a]	11,161,656
Salix Pharmaceuticals	301,940	[a]	13,273,282
United Therapeutics	155,180	[a]	8,398,342
			39,038,864
Real Estate—1.7%
CBRE Group, Cl. A	934,452	[a]	16,175,364

10

Common Stocks (continued)	Shares			Value ($)
Real Estate (continued)
Jones Lang LaSalle	56,210			4,054,427
				20,229,791
Retailing—6.2%
Gap	392,020			14,042,156
Lowe’s	1,534,090			43,690,883
Williams-Sonoma	327,230			13,422,975
				71,156,014
Semiconductors & Semiconductor
Equipment—1.9%
Broadcom, Cl. A	606,970	[a]		21,565,644
Software & Services—5.7%
Cognizant Technology Solutions, Cl. A	263,460	[a]		16,935,209
Intuit	478,880			28,033,635
MICROS Systems	418,510	[a]		21,201,717
				66,170,561
Technology Hardware & Equipment—9.9%
Avnet	1,064,573		[a]	34,289,896
JDS Uniphase	2,169,413	[a]		24,275,731
SanDisk	412,310		[a]	16,995,418
Seagate Technology	802,160			25,677,142
TE Connectivity	368,380			12,955,925
				114,194,112
Transportation—5.9%
C.H. Robinson Worldwide	453,930			25,696,977
Con-way	436,870			13,241,530
Kirby	564,870		[a]	29,740,406
				68,678,913
Utilities—1.5%
Great Plains Energy	829,723			17,689,694
Total Common Stocks
(cost $967,059,712)				1,143,247,294

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,861,299)	13,861,299 [b]	13,861,299

Total Investments (cost $980,921,011)	100.0%	1,157,108,593
Cash and Receivables (Net)	.0%	267,329
Net Assets	100.0%	1,157,375,922

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Durables & Apparel	13.0	Pharmaceuticals,
Capital Goods	10.9	Biotech & Life Sciences	3.4
Technology Hardware & Equipment	9.9	Diversified Financials	3.2
Health Care Equipment & Services	7.5	Banks	2.9
Insurance	6.5	Semiconductors &
Retailing	6.2	Semiconductor Equipment	1.9
Transportation	5.9	Real Estate	1.7
Software & Services	5.7	Utilities	1.5
Materials	4.5	Money Market Investment	1.2
Commercial & Professional Services	4.3	Consumer Services	1.1
Automobiles & Components	4.1	Household & Personal Products	1.0
Energy	3.6		100.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		967,059,712	1,143,247,294
Affiliated issuers		13,861,299	13,861,299
Cash			2,982,140
Dividends receivable			1,387,703
Receivable for shares of Common Stock subscribed			95,584
Prepaid expenses			111,678
			1,161,685,698
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,027,393
Payable for shares of Common Stock redeemed			2,794,575
Interest payable—Note 2			443
Accrued expenses			487,365
			4,309,776
Net Assets ($)			1,157,375,922
Composition of Net Assets ($):
Paid-in capital			1,031,529,660
Accumulated undistributed investment income—net			2,942,182
Accumulated net realized gain (loss) on investments			(53,283,502)
Accumulated net unrealized appreciation
(depreciation) on investments			176,187,582
Net Assets ($)			1,157,375,922

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	979,628,192	22,537,680	155,210,050
Shares Outstanding	33,242,005	798,522	5,283,496
Net Asset Value Per Share ($)	29.47	28.22	29.38

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $111,042 foreign taxes withheld at source):
Unaffiliated issuers	16,815,795
Affiliated issuers	6,462
Income from securities lending—Note 1(b)	39,221
Total Income	16,861,478
Expenses:
Management fee—Note 3(a)	8,584,071
Shareholder servicing costs—Note 3(c)	4,502,572
Prospectus and shareholders’ reports	188,068
Distribution fees—Note 3(b)	175,394
Professional fees	96,827
Directors’ fees and expenses—Note 3(d)	94,516
Registration fees	88,000
Custodian fees—Note 3(c)	87,825
Loan commitment fees—Note 2	12,314
Interest expense—Note 2	8,085
Miscellaneous	42,394
Total Expenses	13,880,066
Less—reduction in fees due to
earnings credits—Note 3(c)	(705)
Net Expenses	13,879,361
Investment Income—Net	2,982,117
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(32,907,887)
Net unrealized appreciation (depreciation) on investments	167,437,544
Net Realized and Unrealized Gain (Loss) on Investments	134,529,657
Net Increase in Net Assets Resulting from Operations	137,511,774

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	2,982,117	9,467,655
Net realized gain (loss) on investments	(32,907,887)	209,634,155
Net unrealized appreciation
(depreciation) on investments	167,437,544	(44,876,492)
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,511,774	174,225,318
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,968,729)	—
Class C Shares	(120,754)	—
Class I Shares	(1,673,307)	—
Net realized gain on investments:
Class A Shares	(146,600,210)	—
Class C Shares	(3,673,141)	—
Class I Shares	(20,560,305)	—
Total Dividends	(179,596,446)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	172,558,017	432,391,865
Class C Shares	7,073,356	22,778,559
Class I Shares	139,761,227	112,663,999
Dividends reinvested:
Class A Shares	146,128,147	—
Class C Shares	2,928,375	—
Class I Shares	19,261,309	—
Cost of shares redeemed:
Class A Shares	(362,373,315)	(628,571,460)
Class C Shares	(8,788,493)	(3,870,375)
Class I Shares	(76,966,999)	(39,986,018)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	39,581,624	(104,593,430)
Total Increase (Decrease) in Net Assets	(2,503,048)	69,631,888
Net Assets ($):
Beginning of Period	1,159,878,970	1,090,247,082
End of Period	1,157,375,922	1,159,878,970
Undistributed investment income—net	2,942,182	8,220,923

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	5,929,326	12,421,736
Shares issued for dividends reinvested	5,708,411	—
Shares redeemed	(12,297,778)	(18,601,120)
Net Increase (Decrease) in Shares Outstanding	(660,041)	(6,179,384)
Class C
Shares sold	255,770	655,348
Shares issued for dividends reinvested	118,757	—
Shares redeemed	(314,922)	(116,712)
Net Increase (Decrease) in Shares Outstanding	59,605	538,636
Class I
Shares sold	4,601,410	3,143,657
Shares issued for dividends reinvested	755,923	—
Shares redeemed	(2,638,026)	(1,206,834)
Net Increase (Decrease) in Shares Outstanding	2,719,307	1,936,823

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value, beginning of period	31.19	26.65	24.03	25.95	33.32
Investment Operations:
Investment income (loss)—net[b]	.07	.22	(.01)	.09	.03
Net realized and unrealized
gain (loss) on investments	3.34	4.32	2.70 [c]	(1.98)	(1.68)
Total from Investment Operations	3.41	4.54	2.69	(1.89)	(1.65)
Distributions:
Dividends from
investment income—net	(.23)	—	(.07)	(.03)	(.05)
Dividends from net realized
gain on investments	(4.90)	—	—	—	(5.67)
Total Distributions	(5.13)	—	(.07)	(.03)	(5.72)
Net asset value, end of period	29.47	31.19	26.65	24.03	25.95
Total Return (%)[d]	13.44	17.03	11.20	(7.22)	(6.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.17	1.18	1.23	1.20
Ratio of net expenses
to average net assets	1.22	1.17	1.18	1.22	1.20
Ratio of net investment income
(loss) to average net assets	.25	.64	(.02)	.48	.10
Portfolio Turnover Rate	71.25	114.02	122.17	170.88	144.14
Net Assets, end of period
($ x 1,000)	979,628	1,057,495	1,068,338	947,716	776,889

a The fund commenced offering three classes of shares on May 30, 2008 and existing shares were redesignated
Class A shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share.
d Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value, beginning of period	30.24	26.05	23.72	25.89	28.17
Investment Operations:
Investment (loss)—net[b]	(.16)	(.16)	(.23)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	3.20	4.35	2.67 [c]	(1.99)	(2.23)
Total from Investment Operations	3.04	4.19	2.44	(2.09)	(2.28)
Distributions:
Dividends from investment income—net	(.16)	—	(.11)	(.08)	—
Dividends from net realized
gain on investments	(4.90)	—	—	—	—
Total Distributions	(5.06)	—	(.11)	(.08)	—
Net asset value, end of period	28.22	30.24	26.05	23.72	25.89
Total Return (%)[d]	12.48	16.09	10.29	(7.98)	(8.55)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.03	2.00	2.02	1.88	2.07 [f]
Ratio of net expenses
to average net assets	2.03	2.00	2.02	1.88	2.06 [f]
Ratio of net investment (loss)
to average net assets	(.56)	(.48)	(.83)	(.48)	(.76)[f]
Portfolio Turnover Rate	71.25	114.02	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	22,538	22,343	5,218	1,398	26

a From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

18

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	31.21	26.61	23.98	25.95	28.17
Investment Operations:
Investment income—net[b]	.14	.18	.10	.15	.00	[c]
Net realized and unrealized
gain (loss) on investments	3.32	4.42	2.69 [d]	(2.02)	(2.22)
Total from Investment Operations	3.46	4.60	2.79	(1.87)	(2.22)
Distributions:
Dividends from investment income—net	(.39)	—	(.16)	(.10)	—
Dividends from net realized
gain on investments	(4.90)	—	—	—	—
Total Distributions	(5.29)	—	(.16)	(.10)	—
Net asset value, end of period	29.38	31.21	26.61	23.98	25.95
Total Return (%)	13.71	17.29	11.64	(7.05)	(8.37)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	.96	.84	.84	1.17	[f]
Ratio of net expenses
to average net assets	1.00	.96	.84	.83	1.16	[f]
Ratio of net investment income
to average net assets	.48	.53	.38	.69	.06	[f]
Portfolio Turnover Rate	71.25	114.02	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	155,210	80,041	16,691	10,775	9

a From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount includes litigation proceeds received by the fund amounting to $.02 per share.
e Not annualized.
f Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund. The fund’s investment objective seeks to surpass the performance of the Russell Midcap Value Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized) and Class I (125 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,143,247,294	—	—	1,143,247,294
Mutual Funds	13,861,299	—	—	13,861,299
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2012,The Bank of New York Mellon earned $16,809 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value			Value		Net
Company 8/31/2011 ($)		Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	-	367,073,617	353,212,318	13,861,299		1.2
Dreyfus
Institutional
Cash
Advantage
Fund	—	728,602,956	728,602,956	—		—
Total	—	1,095,676,573	1,081,815,274	13,861,299		1.2

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,942,182, accumulated capital losses $40,595,062 and unrealized appreciation $163,499,142.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.The fund has $40,595,062 of post-enactment short-term capital losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $23,015,709 and $0 and long-term capital gains $156,580,737 and $0, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for limited partnerships and dividend reclassification, the fund increased accumulated undistributed investment income-net by $501,932, decreased accumulated net realized gain (loss) on investments by $24,609 and decreased paid-in capital by $477,323. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

26

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 was approximately $642,100, with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2012, the Distributor retained $18,097 from commissions earned on sales of the fund’s Class A shares and $10,611 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2012, Class C shares were charged $175,394, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A and Class C shares were charged $2,455,177 and $58,465, respectively, pursuant to the Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $163,019 for transfer agency services and $2,092 for cash management services. Cash management fees were partially offset by earnings credits of $247.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $87,825 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $16,479 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $458.

28

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $724,661, Distribution Plan fees $14,736, Shareholder Services Plan fees $209,156, custodian fees $31,082, Chief Compliance Officer fees $4,243 and transfer agency per account fees $43,515.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012, amounted to $814,824,679 and $959,756,572, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $993,609,451; accordingly, accumulated net unrealized appreciation on investments was $163,499,142, consisting of $197,623,743 gross unrealized appreciation and $34,124,601 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Opportunistic Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Opportunistic Midcap Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic MidcapValue Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 61.60% of the ordinary dividends paid during the fiscal year ended August 31, 2012 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $22,948,939 represents the maximum amount that may be considered qualified dividend income.The fund also hereby reports $.4088 per share as a short-term capital gain distribution and $4.4916 per share as a long-term capital gain distribution paid on December 16, 2011. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund 31

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, except for the one- and two-year periods when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the

34

Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

36

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

38

The Fund 39

OFFICERS OF THE FUND (Unaudited)

40

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Opportunistic

Small Cap Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Proxy Results
29	Information About the Renewal of
the Fund’s Management Agreement
34	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Small Cap Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Opportunistic Small Cap Fund produced a total return of 18.81%.1 In comparison, the Russell 2000 Index (the “Index”) produced a total return of 13.40%.The Russell 2000 Value Index returned 14.08% for the same reporting period.2 Changing economic sentiment fueled heightened market volatility as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced higher returns than its benchmark, largely due to favorable stock selections in the consumer discretionary, information technology and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund normally invests at least 80% of its assets in the stocks of small cap companies. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s team of portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China in the weeks prior to the reporting period triggered a flight away from risky assets in September 2011. Fortunately, better U.S. economic data and remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging economic data, and the Russell 2000 Index ended the reporting period with double-digit gains.

Consumer Discretionary and Technology Stocks Supported Fund Results

In this tumultuous environment, the fund benefited from its security selections in the consumer discretionary sector, where we focused on companies with brands we considered undervalued. For example, apparel maker Fifth & Pacific gained value as investors recognized the intrinsic values of its Kate Spade, Lucky Brand and Juicy Couture segments. Likewise,The Jones Group advanced on the strength of its Jones New York and Nine West product lines. Also in the consumer discretionary sector, homebuilders climbed as the U.S. housing market showed long-awaited signs of strength, driving Standard Pacific and Meritage Homes higher. Gaming equipment maker Shuffle Master encountered rising demand from new casinos and existing ones upgrading their facilities.

A number of holdings in the technology sector delivered on the team’s investment thesis. Dealer Track Holdings, a software company which provides inventory management and financing software for automobile dealerships benefited from rising car sales and a higher level of financing activity.Wright Express, a company which provides processing services to lower fleet vehicle energy and fraud expense saw high demand for its expense management capabilities.

The fund also fared well in the materials sector, where plastics manufacturers Georgia Gulf and Omnova Solutions gained value when input costs plunged along with natural gas prices.

Disappointments during the reporting period were concentrated in the industrials sector, where truck axle manufacturer Meritor failed to realize expected improvements in operating efficiencies and pricing power. Satellite imaging provider GeoEye was hurt by defense spending cutbacks. In the financials sector, PrivateBancorp struggled with heavier-than-expected losses in its mortgage portfolio. Finally, the fund did not participate fully in gains among real estate investment trusts (REITs), which we regarded as overvalued.

Positioned for Moderate Growth

Although headwinds remain, we ended the reporting period with a guardedly optimistic outlook for the U.S. economy and small-cap stocks. We have been especially encouraged by recent improvements in data related to homebuilding, automobile production and other areas where consumer spending is likely to grow. At the same time, valuations of small-cap stocks have remained attractive relative to historical averages.

We have identified a number of stocks meeting our investment criteria in some of the market’s more economically sensitive areas, including the information technology, industrials and consumer discretionary sectors. We have found fewer opportunities in the traditionally defensive utilities, consumer staples and telecommunications services sectors.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

TheFund 5

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Small Cap Fund and the Russell 2000 Index

Average Annual Total Returns as of 8/31/12
	1	Year	5 Years	10 Years
Fund	18.81%		7.42%	13.62%
Russell 2000 Index	13.40%		1.90%	9.00%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Opportunistic Small Cap Fund on 8/31/02 to a
$10,000 investment made in the Russell 2000 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell
3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

Expenses paid per $1,000†	$5.97
Ending value (after expenses)	$1,014.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

Expenses paid per $1,000†	$5.99
Ending value (after expenses)	$1,019.20

† Expenses are equal to the fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TheFund 7

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—3.5%
American Axle & Manufacturing Holdings	699,343	[a]	7,811,661
Dana Holding	791,220		10,808,065
Tower International	321,915	[a]	2,424,020

			21,043,746
Banks—2.7%
First Commonwealth Financial	1,125,360		7,832,506
Hancock Holding	194,860		5,775,650
SCBT Financial	66,280		2,665,119
			16,273,275
Capital Goods—7.7%
Columbus McKinnon	210,958	[a]	3,126,398
Commercial Vehicle Group	194,364	[a]	1,642,376
Granite Construction	485,250		13,378,342
Orion Marine Group	353,000	[a]	2,689,860
Oshkosh	263,300	[a]	6,672,022
Trinity Industries	456,190		12,928,425
Watts Water Technologies, Cl. A	151,776		5,562,590
			46,000,013
Commercial & Professional Services—7.3%
Equifax	119,560		5,473,457
Herman Miller	194,633		3,807,021
ICF International	92,764	[a]	2,044,519
Portfolio Recovery Associates	157,863	[a]	15,841,552
Steelcase, Cl. A	1,101,090		10,680,573
TrueBlue	366,270	[a]	5,688,173
			43,535,295
Consumer Durables & Apparel—12.5%
Fifth & Pacific	1,140,275	[a,b]	15,108,644
Jones Group	1,625,230	[b]	20,591,664
Meritage Homes	322,600	[a]	12,023,302
Mohawk Industries	111,250	[a]	8,015,562
Newell Rubbermaid	172,820		3,098,663
Standard Pacific	2,321,830	[a,b]	15,556,261
			74,394,096

Common Stocks (continued)	Shares		Value ($)
Consumer Services—1.5%
Scientific Games, Cl. A	465,430	[a]	3,411,602
Shuffle Master	364,992	[a]	5,536,929
			8,948,531
Diversified Financials—2.7%
DFC Global	219,915	[a]	4,094,817
LPL Financial Holdings	208,030		5,964,220
Nelnet, Cl. A	235,656		5,643,961
			15,702,998
Energy—2.8%
Approach Resources	163,700	[a,b]	4,704,738
Gulfport Energy	103,363	[a]	2,718,447
PDC Energy	328,979	[a]	9,155,486
			16,578,671
Food, Beverage & Tobacco—.7%
Dole Food	312,800	[a,b]	4,028,864
Health Care Equipment & Services—6.1%
Align Technology	183,690	[a,b]	6,236,275
Hanger	649,291	[a]	18,576,216
Merit Medical Systems	792,860	[a]	11,298,255
			36,110,746
Insurance—4.3%
Arthur J. Gallagher & Co.	136,550		4,877,566
Brown & Brown	526,750		13,821,920
Employers Holdings	365,100		6,655,773
			25,355,259
Materials—5.1%
Georgia Gulf	251,911		9,985,752
Innospec	257,260	[a]	8,093,400
Omnova Solutions	389,250	[a]	3,032,257
Zoltek	1,098,765	[a,b]	9,372,465
			30,483,874
Pharmaceuticals, Biotech & Life Sciences—3.9%
Auxilium Pharmaceuticals	264,020	[a]	6,151,666
Emergent BioSolutions	740,206	[a]	10,903,234

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Salix Pharmaceuticals	144,680	[a]	6,360,133
			23,415,033
Real Estate—3.1%
Jones Lang LaSalle	138,946		10,022,175
St. Joe	157,960	[a,b]	3,028,093
Starwood Property Trust	230,290	[c]	5,423,329
			18,473,597
Retailing—2.6%
Gordmans Stores	147,863	[a]	2,599,432
Williams-Sonoma	318,470		13,063,639
			15,663,071
Semiconductors & Semiconductor
Equipment—3.5%
Applied Micro Circuits	2,166,280	[a]	11,069,691
Microsemi	499,780	[a]	9,950,620
			21,020,311
Software & Services—15.6%
Cardtronics	99,940	[a]	2,823,305
CoreLogic	241,750	[a]	5,947,050
CSG Systems International	598,138	[a]	12,686,507
DealerTrack Holdings	554,591	[a]	15,356,625
Kenexa	230,470	[a]	10,564,745
LogMeIn	239,220	[a]	5,258,056
MICROS Systems	230,600	[a]	11,682,196
Take-Two Interactive Software	345,650	[a]	3,542,913
Velti	1,484,601	[a,b]	10,288,285
Wright Express	220,640	[a]	14,526,938
			92,676,620
Technology Hardware & Equipment—7.3%
Arrow Electronics	178,310	[a]	6,463,737
Brocade Communications Systems	994,760	[a]	5,769,608
JDS Uniphase	893,800	[a]	10,001,622
ScanSource	467,110	[a]	14,125,406
Vishay Intertechnology	756,180	[a]	7,229,081
			43,589,454

Common Stocks (continued)	Shares	Value ($)
Transportation—6.6%
Arkansas Best	371,920	3,414,226
Avis Budget Group	180,520 [a]	2,964,138
Con-way	242,480	7,349,569
Landstar System	234,787	11,098,381
UTi Worldwide	1,047,490	14,382,038
		39,208,352
Total Common Stocks
(cost $498,241,226)		592,501,806

Investment of Cash Collateral
for Securities Loaned—7.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $46,673,549)	46,673,549 [d]	46,673,549
Total Investments (cost $544,914,775)	107.4%	639,175,355
Liabilities, Less Cash and Receivables	(7.4%)	(43,838,085)
Net Assets	100.0%	595,337,270

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was
$46,371,245 and the value of the collateral held by the fund was $46,673,549.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Software & Services	15.6	Automobiles & Components	3.5
Consumer Durables & Apparel	12.5	Semiconductors &
Money Market Investment	7.9	Semiconductor Equipment	3.5
Capital Goods	7.7	Real Estate	3.1
Commercial & Professional Services	7.3	Energy	2.8
Technology Hardware & Equipment	7.3	Banks	2.7
Transportation	6.6	Diversified Financials	2.7
Health Care Equipment & Services	6.1	Retailing	2.6
Materials	5.1	Consumer Services	1.5
Insurance	4.3	Food, Beverage & Tobacco	.7
Pharmaceuticals, Biotech & Life Sciences	3.9		107.4

† Based on net assets.
See notes to financial statements.

TheFund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $46,371,245)—Note 1(b):
Unaffiliated issuers	498,241,226	592,501,806
Affiliated issuers	46,673,549	46,673,549
Receivable for investment securities sold		4,365,506
Dividends and securities lending income receivable		236,274
Receivable for shares of Common Stock subscribed		77,753
Prepaid expenses		20,924
		643,875,812
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		570,477
Cash overdraft due to Custodian		485,009
Liability for securities on loan—Note 1(b)		46,673,549
Payable for shares of Common Stock redeemed		523,828
Payable for investment securities purchased		102,370
Interest payable—Note 2		42
Accrued expenses		183,267
		48,538,542
Net Assets ($)		595,337,270
Composition of Net Assets ($):
Paid-in capital		555,318,841
Accumulated net realized gain (loss) on investments		(54,242,151)
Accumulated net unrealized appreciation
(depreciation) on investments		94,260,580
Net Assets ($)		595,337,270
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		22,879,465
Net Asset Value, offering and redemption price per share ($)		26.02

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,584,922
Affiliated issuers	3,926
Income from securities lending—Note 1(b)	302,965
Total Income	3,891,813
Expenses:
Management fee—Note 3(a)	4,371,005
Shareholder servicing costs—Note 3(b)	2,189,259
Prospectus and shareholders’ reports	101,115
Professional fees	94,725
Custodian fees—Note 3(b)	56,809
Directors’ fees and expenses—Note 3(c)	42,581
Registration fees	33,557
Interest expense—Note 2	11,127
Loan commitment fees—Note 2	4,661
Miscellaneous	10,532
Total Expenses	6,915,371
Less—reduction in fees due to earnings credits—Note 3(b)	(943)
Net Expenses	6,914,428
Investment (Loss)—Net	(3,022,615)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(24,260,541)
Net unrealized appreciation (depreciation) on investments	126,620,523
Net Realized and Unrealized Gain (Loss) on Investments	102,359,982
Net Increase in Net Assets Resulting from Operations	99,337,367

See notes to financial statements.

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012	2011
Operations ($):
Investment (loss)—net	(3,022,615)	(1,685,870)
Net realized gain (loss) on investments	(24,260,541)	67,079,551
Net unrealized appreciation
(depreciation) on investments	126,620,523	(20,018,223)
Net Increase (Decrease) in Net Assets
Resulting from Operations	99,337,367	45,375,458
Dividends to Shareholders from ($):
Investment income—net	—	(69,299)
Net realized gain on investments	(60,726,622)	(11,365,014)
Total Dividends	(60,726,622)	(11,434,313)
Capital Stock Transactions ($):
Net proceeds from shares sold	101,890,997	419,140,444
Net assets received in connection
with reorganization—Note 1	93,191,816	—
Dividends reinvested	49,552,789	9,688,846
Cost of shares redeemed	(261,807,519)	(365,811,210)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(17,171,917)	63,018,080
Total Increase (Decrease) in Net Assets	21,438,828	96,959,225
Net Assets ($):
Beginning of Period	573,898,442	476,939,217
End of Period	595,337,270	573,898,442
Capital Share Transactions (Shares):
Shares sold	4,090,655	14,251,667
Shares received in connection
with reorganization—Note 1	4,283,529	—
Shares issued for dividends reinvested	2,248,324	328,681
Shares redeemed	(10,786,839)	(12,745,878)
Net Increase (Decrease) in Shares Outstanding	(164,331)	1,834,470
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	24.90	22.49	20.65	20.20	27.07
Investment Operations:
Investment income (loss)—net[a]	(.13)	(.07)	(.04)	(.00)[b]	.06
Net realized and unrealized
gain (loss) on investments	4.27	2.97	1.88	.73	(1.52)
Total from Investment Operations	4.14	2.90	1.84	.73	(1.46)
Distributions:
Dividends from investment income—net	—	(.00)[b]	—	(.16)	(.10)
Dividends from net realized
gain on investments	(3.02)	(.49)	—	(.12)	(5.31)
Total Distributions	(3.02)	(.49)	—	(.28)	(5.41)
Net asset value, end of period	26.02	24.90	22.49	20.65	20.20
Total Return (%)	18.81	12.57	8.91	4.50	(6.04)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.16	1.22	1.38	1.23
Ratio of net expenses
to average net assets	1.19	1.16	1.22	1.37	1.23
Ratio of net investment income
(loss) to average net assets	(.52)	(.23)	(.15)	(.00)[c]	.26
Portfolio Turnover Rate	85.92	123.29	128.47	194.30	175.45
Net Assets, end of period ($ x 1,000)	595,337	573,898	476,939	199,399	103,181

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

TheFund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.

As of the close of business on December 15, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Emerging Leaders Fund (“Emerging Leaders”) were transferred to the fund in exchange for shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Emerging Leaders received shares of the fund in an amount equal to the aggregate net asset value of their investment in Emerging Leaders at the time of the exchange. The exchange ratio was .79 to 1. The net asset value of the fund’s shares on the close of business December 15, 2011, after the reorganization was $21.75 and a total of 4,283,529 shares were issued to shareholders of Emerging Leaders in the exchange. The exchange was a tax-free event to the Emerging Leaders shareholders.

The net unrealized appreciation/(depreciation) on investments and net assets prior to the acquisition as of the merger date for Emerging Leaders and the fund, were as follows:

	Unrealized Appreciation
	(Depreciation) ($)	Net Assets ($)
Emerging Leaders	(9,873,385)	93,191,816
Dreyfus Opportunistic Small Cap Fund	10,470,123	478,805,539
Total	596,738	571,997,355

Assuming the merger had been completed on September 1, 2011, the fund’s pro forma results in the Statement of Operations during the period ended August 31, 2012 would have been as follows:

Net investment (loss)	$(3,316,503)[1]
Net realized and unrealized gain (loss) on investments	101,639,021[2]
Net increase (decrease) in net assets
resulting from operations	98,322,518

1 ($3,022,615) as reported in the Statement of Operations plus ($293,888) Emerging Leaders pre-merger.
2 $102,359,982 as reported in the Statement of Operations plus ($720,961) Emerging Leaders pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Leaders that have been included in the fund’s Statement of Operations during the period ended August 31, 2012.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

TheFund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

TheFund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	567,831,483	—	—	567,831,483
Equity Securities—
Foreign†	24,670,323	—	—	24,670,323
Mutual Funds	46,673,549	—	—	46,673,549
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2012,The Bank of New York Mellon earned $129,842 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2011	($)	Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		173,177,989	173,177,989	—		—
Dreyfus
Institutional
Cash
Advantage
Fund	106,126,483		336,569,441	396,022,375	46,673,549		7.9
Total	106,126,483		509,747,430	569,200,364	46,673,549		7.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $43,885,447 and unrealized appreciation $83,903,876.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

At August 31, 2012, the accumulated capital loss carryover consists of post-enactment short-term capital losses of $22,729,138, which can be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012 and which can be carried forward for an unlimited period.As a result of the fund’s merger with Emerging Leaders, capital losses of $21,156,309 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $18,891,713 of these acquired capital losses expires in fiscal year 2017 and $2,264,596 of post-enactment short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $23,935,042 and $3,834,539 and long-term capital gains $36,791,580 and $7,599,774, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnership adjustments, wash sales from merger and capital loss carryover from merger, the fund increased accumulated undistributed investment income-net by $3,022,615, decreased accumulated net realized gain (loss) on investments by $20,832,638 and increased paid-in capital by $17,810,023. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 was approximately $885,000 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, the fund was charged $1,457,002 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $205,327 for transfer agency services and $2,760 for cash management services. Cash management fees were partially offset by earnings credits of $325. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $56,809 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

During the period ended August 31, 2012, the fund was charged $20,987 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $618.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $371,996, Shareholder Services Plan fees $123,999, custodian fees $19,242, Chief Compliance Officer fees $4,243 and transfer agency per account fees $50,997.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012 amounted to $498,414,957 and $571,516,169, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $555,271,479; accordingly, accumulated net unrealized appreciation on investments was $83,903,876, consisting of $116,668,895 gross unrealized appreciation and $32,765,019 gross unrealized depreciation.

TheFund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Opportunistic Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Opportunistic Small Cap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Small Cap Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 16.00% of the ordinary dividends paid during the fiscal year ended August 31, 2012 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,070 represents the maximum amount that may be considered qualified dividend income.The fund also hereby reports $1.1900 per share as a short-term capital gain distribution and $1.8292 per share as a long-term capital gain distribution paid on December 8, 2011. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

TheFund 27

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

TheFund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians, and ranked in the fourth quartile for the one- and two-year periods and ranked in the first quartile for the three-, four- and five-year periods for both the Performance Group and Performance Universe. While the Board expressed concern about recent performance, the Board noted the long tenure and experience of the lead portfolio manager and the fund’s longer-term performance. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and the Dreyfus representatives noted that the fund’s total return was above the return of the index in six of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an

TheFund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, although expressed concern about recent performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

TheFund 33

BOARD MEMBERS INFORMATION (Unaudited)

TheFund 35

OFFICERS OF THE FUND (Unaudited)

36

TheFund 37

For More Information

Ticker Symbol: DSCVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Opportunistic

U.S. Stock Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Proxy Results
26	Board Members Information
28	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Opportunistic
U.S. Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic U.S. Stock Fund, covering the period between the fund’s inception on December 20, 2011, and the end of its fiscal year on August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 20, 2011, through August 31, 2012, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the period between the fund’s inception on December 20, 2011, and the end of its fiscal year on August 31, 2012, Dreyfus Opportunistic U.S. Stock Fund’s Class A shares produced a total return of 15.92%, Class C shares returned 15.36% and Class I shares returned 16.16%.1 In comparison, for the period of January 1, 2012, through August 31, 2012, the Russell 3000 Index (the “Index”) produced a total return of 13.15%.2 Changing economic sentiment fueled market volatility as stock market declines during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced higher returns than its benchmark, largely due to favorable stock selections in the consumer discretionary, materials and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.The fund normally invests at least 80% of its assets in the stocks of publicly traded companies located in the United States.The fund may invest in the stocks of companies of any market capitalization and may hold growth or value stocks or a blend of both.

Stocks are selected for the fund’s portfolio based on a combination of fundamental, bottom-up research, macro insights and risk management. With support from a team of research analysts, we use a disciplined, opportunistic investment approach to identify stocks of companies that we believe to be attractive from a valuation and fundamental standpoint, including those that are trading materially below our estimate of intrinsic market value, those that have strong or improving fundamentals and those that have a revaluation catalyst. We focus on understanding the current fundamentals driving a company’s profits and cash flow, valuing the liabilities most likely to impact the company’s business and evaluating business conditions most likely to affect the company’s prospects for future growth.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Reacted to Shifting Macroeconomic Developments

In the wake of sharp declines earlier in 2011, the fund’s operations began near the start of a stock market rebound stemming from U.S. employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. As a result, investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news.

These positive influences were called into question during the spring of 2012, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance. The market rally resumed over the summer amid more encouraging economic data, and the Index ended the reporting period with double-digit gains.

Consumer Discretionary and Materials Stocks Supported Fund Results

In this environment, the fund benefited from its security selections in the consumer discretionary sector, particularly homebuilders D.R. Horton, Toll Brothers and PulteGroup, which responded sharply to signs of strength in U.S. housing markets. We also focused on companies with brands we considered undervalued. For example, apparel maker Fifth & Pacific advanced as investors recognized the intrinsic values of its Kate Spade, Lucky Brand and Juicy Couture segments. Likewise, The Jones Group climbed on the strength of its Jones New York and Nine West product lines.

In the materials sector, plastics producer LyondellBasell Industries gained value when input costs plunged along with natural gas prices, and higher corn prices spurred seed sales for Monsanto. In the industrials sector, building products supplier Masco and electrical equipment producers Hubbell and Regal-Beloit benefited from a recovery in capital spending and construction. Debt collector Portfolio Recovery Associates and credit report provider Equifax advanced due to higher collection rates and credit growth, respectively.

Disappointments during the reporting period were concentrated in the information technology sector, where videogame maker Electronic Arts struggled with an industry-wide change in its distribution model. We may have been too early in establishing a position in semiconductor manufacturer Applied Micro Circuits as the stock has not yet responded

4

to expectations of higher sales related to a new product cycle. The financials sector hindered relative results to a lesser degree, as brokerage firms TD Ameritrade Holding and LPL Financial Holdings sat out the rally that lifted other financial institutions.

Positioned for Moderate Growth

Although headwinds remain, we ended the reporting period with a guardedly optimistic outlook for the U.S. economy and stocks in all capitalization ranges. We have been especially encouraged by recent improvements in data related to homebuilding, automobile production and other areas where consumer spending is likely to grow. At the same time, stock valuations have remained attractive relative to historical averages.

We have identified a number of stocks meeting our investment criteria in some of the market’s more economically sensitive areas, including the information technology, consumer discretionary and financials sectors. We have found fewer opportunities in the REIT industry and the traditionally defensive utilities and consumer staples sectors.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1,
2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 3000 Index is composed of the 3,000 largest U.S.
companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic U.S. Stock
Fund Class A shares, Class C shares and Class I shares and the Russell 3000 Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Opportunistic U.S. Stock Fund on 12/20/11 (inception date) to a $10,000 investment made in the Russell 3000
Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all
classes.The Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expense section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 8/31/12

	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (5.75%)	12/20/11	9.28%
without sales charge	12/20/11	15.92%
Class C shares
with applicable redemption charge †	12/20/11	14.36%
without redemption	12/20/11	15.36%
Class I shares	12/20/11	16.16%
Russell 3000 Index	12/31/11	13.15%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† For comparative purposes, the value of the Index on 12/31/11 is used as the beginning value on 12/20/11.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic U.S. Stock Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$9.90	$4.84
Ending value (after expenses)	$1,024.00	$1,020.50	$1,025.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.09	$9.88	$4.82
Ending value (after expenses)	$1,019.10	$1,015.33	$1,020.36

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—98.2%	Shares		Value ($)
Banks—4.3%
Fifth Third Bancorp	6,260		94,776
Hancock Holding	1,920		56,909
			151,685
Capital Goods—4.3%
Granite Construction	1,200		33,084
Regal-Beloit	1,010		68,741
Trinity Industries	1,810		51,295
			153,120
Commercial & Professional Services—5.1%
Equifax	1,070		48,985
Portfolio Recovery Associates	1,030	[a]	103,360
Robert Half International	1,110		29,193
			181,538
Consumer Durables & Apparel—16.7%
D.R. Horton	4,650		88,303
Fifth & Pacific	7,100	[a]	94,075
Jones Group	8,010		101,487
Mohawk Industries	1,200	[a]	86,460
Newell Rubbermaid	3,030		54,328
Pulte Group	5,550	[a]	75,924
Toll Brothers	2,890	[a]	94,561
			595,138
Diversified Financials—3.3%
LPL Financial Holdings	2,030		58,200
TD Ameritrade Holding	3,510		60,056
			118,256
Energy—5.2%
Cameron International	1,210	[a]	66,199
EOG Resources	590		63,897
Occidental Petroleum	640		54,406
			184,502
Food, Beverage & Tobacco—4.3%
PepsiCo	930		67,360
Philip Morris International	950		84,835
			152,195

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services—2.9%

Cerner	570	[a]	41,690
Cigna	1,380		63,163
			104,853
Insurance—7.5%
Allstate	2,240		83,507
Arthur J. Gallagher & Co.	1,930		68,940
Principal Financial Group	4,100		112,504
			264,951
Materials—11.5%
LyondellBasell Industries, Cl. A	2,680		130,891
Methanex	2,690		80,189
Monsanto	1,260		109,759
PPG Industries	790		86,916
			407,755
Pharmaceuticals, Biotech & Life Sciences—3.3%
Vertex Pharmaceuticals	570	[a]	30,398
Watson Pharmaceuticals	1,090	[a]	88,671
			119,069
Real Estate—1.2%
CBRE Group, Cl. A	2,550	[a]	44,140
Retailing—1.6%
Lowe’s	1,950		55,536
Semiconductors & Semiconductor Equipment—1.6%
Applied Micro Circuits	11,210	[a]	57,283
Software & Services—6.7%
DealerTrack Holdings	2,840	[a]	78,640
Intuit	1,120		65,565
Velti	13,420	[a]	93,001

			237,206
Technology Hardware & Equipment—14.6%
Apple	300		199,572
Arrow Electronics	1,750	[a]	63,437
Ciena	2,910	[a]	39,780
F5 Networks	600	[a]	58,494
QUALCOMM	1,060		65,148
SanDisk	2,250	[a]	92,745
			519,176

10

Common Stocks (continued)	Shares	Value ($)
Transportation—4.1%
C.H. Robinson Worldwide	1,590	90,010
Kirby	1,090 [a]	57,388
		147,398
Total Common Stocks
(cost $3,106,760)		3,493,801

Other Investment—1.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $67,275)	67,275 [b]	67,275

Total Investments (cost $3,174,035)	100.1%	3,561,076
Liabilities, Less Cash and Receivables	(.1%)	(5,132)
Net Assets	100.0%	3,555,944

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Durables & Apparel	16.7	Diversified Financials	3.3
Technology Hardware & Equipment	14.6	Pharmaceuticals,
Materials	11.5	Biotech & Life Sciences	3.3
Insurance	7.5	Health Care Equipment & Services	2.9
Software & Services	6.7	Money Market Investment	1.9
Energy	5.2	Retailing	1.6
Commercial & Professional Services	5.1	Semiconductors &
Banks	4.3	Semiconductor Equipment	1.6
Capital Goods	4.3	Real Estate	1.2
Food, Beverage & Tobacco	4.3
Transportation	4.1		100.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		3,106,760	3,493,801
Affiliated issuers		67,275	67,275
Dividends receivable			2,999
Prepaid expenses			33,819
			3,597,894
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)			333
Accrued expenses			41,617
			41,950
Net Assets ($)			3,555,944
Composition of Net Assets ($):
Paid-in capital			3,067,342
Accumulated undistributed investment income—net			10,957
Accumulated net realized gain (loss) on investments			90,604
Accumulated net unrealized appreciation
(depreciation) on investments			387,041
Net Assets ($)			3,555,944

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	61,195	32,775	3,461,974
Shares Outstanding	4,222	2,273	238,504
Net Asset Value Per Share ($)	14.49	14.42	14.52
See notes to financial statements.

12

STATEMENT OF OPERATIONS
From December 20, 2011 (commencement of operations)
to August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $565 foreign taxes withheld at source):
Unaffiliated issuers	31,929
Affiliated issuers	52
Total Income	31,981
Expenses:
Management fee—Note 2(a)	17,744
Legal fees	55,139
Registration fees	39,402
Auditing fees	34,630
Prospectus and shareholders’ reports	7,060
Custodian fees—Note 2(c)	2,139
Shareholder servicing costs—Note 2(c)	786
Distribution fees—Note 2(b)	121
Directors’ fees and expenses—Note 2(d)	74
Miscellaneous	11,895
Total Expenses	168,990
Less—reduction in expenses due to undertaking—Note 2(a)	(146,282)
Less—reduction in fees due to earnings credits—Note 2(c)	(1)
Net Expenses	22,707
Investment Income—Net	9,274
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	90,604
Net unrealized appreciation (depreciation) on investments	387,041
Net Realized and Unrealized Gain (Loss) on Investments	477,645
Net Increase in Net Assets Resulting from Operations	486,919
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

From December 20, 2011 (commencement of operations) to August 31, 2012

Operations ($):
Investment income—net	9,274
Net realized gain (loss) on investments	90,604
Net unrealized appreciation (depreciation) on investments	387,041
Net Increase (Decrease) in Net Assets
Resulting from Operations	486,919
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	61,471
Class C Shares	31,000
Class I Shares	2,986,500
Cost of shares redeemed:
Class A Shares	(4,858)
Class I Shares	(5,088)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,069,025
Total Increase (Decrease) in Net Assets	3,555,944
Net Assets ($):
Beginning of Period	—
End of Period	3,555,944
Undistributed investment income—net	10,957
Capital Share Transactions (Shares):
Class A
Shares sold	4,562
Shares redeemed	(340)
Net Increase (Decrease) in Shares Outstanding	4,222
Class C
Shares sold	2,273
Class I
Shares sold	238,854
Shares redeemed	(350)
Net Increase (Decrease) in Shares Outstanding	238,504
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 20, 2011 (commencement of operations) to August 31, 2012.All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A		Class C	Class I
	Shares		Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50		12.50	12.50
Investment Operations:
Investment income (loss)—net[a]	.02		(.05)	.04
Net realized and unrealized
gain (loss) on investments	1.97		1.97	1.98
Total from Investment Operations	1.99		1.92	2.02
Net asset value, end of period	14.49		14.42	14.52
Total Return (%)[b]	15.92	[c]	15.36 [c]	16.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	7.51		8.09	7.13
Ratio of net expenses to average net assets[d]	1.20		1.95	.95
Ratio of net investment income (loss)
to average net assets[d]	.18		(.53)	.40
Portfolio Turnover Rate[b]	46.51		46.51	46.51
Net Assets, end of period ($ x 1,000)	61		33	3,462

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic U.S. Stock Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund, which commenced operations on December 20, 2011.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2012, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 800 Class A, 800 Class C and 238,400 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

16

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these

18

techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	3,320,611	—	—	3,320,611
Equity Securities—
Foreign†	173,190	—	—	173,190
Mutual Funds	67,275	—	—	67,275

† See Statement of Investments for additional detailed categorizations.

TheFund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/20/2011	($)	Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		3,547,731	3,480,456	67,275		1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

20

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $101,561 and unrealized appreciation $387,041.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for fund start-up costs, the fund increased accumulated undistributed investment income-net by $1,683 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $146,282 during the period ended August 31, 2012.

During the period ended August 31, 2012, the Distributor retained $5 from commissions earned on sales of the fund’s Class A shares.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2012, Class C shares were charged $121 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A and Class C shares were charged $71 and $40, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $219 for transfer agency services and $3 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $2,139 pursuant to the custody agreement.

22

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $12 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

During the period ended August 31, 2012, the fund was charged $5,835 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,228, Distribution Plan fees $21, Shareholder Services Plan fees $18, custodian fees $1,397, Chief Compliance Officer fees $4,243 and transfer agency per account fees $47, which are offset against an expense reimbursement currently in effect in the amount of $7,621.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012, amounted to $4,524,014 and $1,507,552, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $3,174,035; accordingly, accumulated net unrealized appreciation on investments was $387,041, consisting of $474,298 gross unrealized appreciation and $87,257 gross unrealized depreciation.

The Fund 23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Opportunistic U.S. Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Opportunistic U.S. Stock Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statements of operations and changes in net assets and financial highlights for the period from December 20, 2011 (commencement of operations) to August 31, 2012.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic U.S. Stock Fund at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 20, 2011 to August 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

24

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

26

The Fund 27

OFFICERS OF THE FUND (Unaudited)

28

The Fund 29

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Strategic Value Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Proxy Results
37	Information About the Renewal of
the Fund’s Management Agreement
42	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Value Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 12.31%, Class C shares produced a total return of 11.50% and Class I shares produced a total return of 12.57%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 17.30% for the same period.2

Changing economic sentiment fueled heightened market volatility, as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, largely due to shortfalls in the information technology, materials and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.We identify potential investments through extensive quantitative and fundamental research.The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market; sound business fundamentals, a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum, a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The fund typically sells a stock when we believe there is a more attractive alternative, the stock’s valuation is excessive, or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of major stock market declines. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe, and inflation-fighting programs in China in the weeks prior to the start of the reporting period triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic developments. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish.The summer saw the market rally resume amid more encouraging economic news, and the Russell 1000Value Index ended the reporting period with double-digit gains.

Consumer Discretionary and Health Care Stocks Buoyed Fund Results

While the fund participated in the reporting period’s gains to a significant degree, its relative performance was undermined by weak stock selections in the information technology sector, where video game maker Electronic Arts struggled with management changes, a disappointing new product and an industry-wide shift to an online distribution model. In the materials sector, falling commodity prices stemming from an economic slowdown in the emerging markets hurt the stock prices of Freeport-McMoRan Copper & Gold and chemicals manufacturer Celanese. Finally, the fund’s stock selections in the consumer staples sector fell short of market averages, primarily due to competitive pressures affecting battery maker Energizer Holdings.

The fund achieved better relative results in the utilities sector, where it avoided the area’s weakness by maintaining an underweighted position amid generally rich valuations. In the consumer discretionary sector,

4

investors welcomed News Corp.’s decision to split the company into a fast growing media segment and a slow growing publishing segment. In addition, homebuilders Toll Brothers and PulteGroup along with retailer Home Depot responded well to the early stages of a housing market recovery. In other areas, oil refinerValero Energy reported strong earnings and announced a separation of its retail business to unlock value.

Adopting a Constructive Investment Posture

Although headwinds from Europe and the emerging markets remain, we believe that a gradual U.S. economic recovery is likely to persist. Our value-oriented investment process has identified a number of attractive opportunities in the information technology sector, where non-cyclical trends toward cloud computing and mobile wireless could send stocks of well-positioned companies higher.We also have continued to find attractive values in the media industry. On the other hand, we have identified fewer stocks meeting our investment criteria in the traditionally defensive utilities and telecommunications sectors.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31,
2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Strategic Value Fund Class A shares, Class C shares and Class I shares and the Russell 1000 Value Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Strategic Value Fund on 8/31/02 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking, which is used to determine if a stock is “growth” or “value.”
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/12
	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5.87%		–1.86%	7.48%
without sales charge	12.31%		–0.69%	8.12%
Class C shares
with applicable redemption charge †	10.50%		–1.43%	7.34%
without redemption	11.50%		–1.43%	7.34%
Class I shares	12.57%		–0.49%	8.35%
Russell 1000 Value Index	17.30%		–0.85%	6.57%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Value Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.96	$8.74	$3.70
Ending value (after expenses)	$1,013.20	$1,009.40	$1,014.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.98	$8.77	$3.71
Ending value (after expenses)	$1,020.21	$1,016.44	$1,021.47

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.73% for Class C and .73%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—99.7%	Shares		Value ($)
Automobiles & Components—2.0%
Delphi Automotive	198,740		6,019,835
General Motors	191,111	[a]	4,080,220
Johnson Controls	426,190		11,596,630
			21,696,685
Banks—8.6%
Comerica	349,540		10,734,373
Fifth Third Bancorp	634,145		9,600,955
PNC Financial Services Group	179,490		11,157,098
SunTrust Banks	227,760		5,732,719
U.S. Bancorp	615,370		20,559,512
Wells Fargo & Co.	1,094,480		37,245,154
			95,029,811
Capital Goods—6.3%
Eaton	301,050	[b]	13,462,956
General Electric	2,072,640		42,924,374
Honeywell International	226,910		13,262,889
			69,650,219
Consumer Durables & Apparel—3.1%
Newell Rubbermaid	714,530		12,811,523
Pulte Group	393,400	[a]	5,381,712
PVH	91,060		8,550,534
Toll Brothers	232,090	[a]	7,593,985
			34,337,754
Consumer Services—1.9%
Carnival	468,780		16,257,290
International Game Technology	333,810		4,102,525
			20,359,815
Diversified Financials—10.7%
Ameriprise Financial	179,590		9,861,287
Capital One Financial	217,570		12,299,232
Citigroup	459,597		13,654,627
Discover Financial Services	145,310		5,627,856
Franklin Resources	60,550		7,108,570
Goldman Sachs Group	101,700		10,751,724
Invesco	233,600		5,531,648

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
JPMorgan Chase & Co.	734,008		27,261,057
Moody’s	328,180		12,995,928
NASDAQ OMX Group	181,790		4,157,537
TD Ameritrade Holding	493,590		8,445,325
			117,694,791
Energy—12.7%
Anadarko Petroleum	110,910		7,682,736
Cameron International	410,778	[a]	22,473,664
EOG Resources	195,025		21,121,208
Exxon Mobil	113,130		9,876,249
Marathon Petroleum	112,490		5,821,358
Occidental Petroleum	449,140		38,181,391
Schlumberger	216,780		15,690,536
Valero Energy	624,110		19,509,679
			140,356,821
Exchange Traded Funds—.4%
iShares Russell 1000 Value Index Fund	67,310		4,737,278
Food & Staples Retailing—1.2%
CVS Caremark	180,200		8,208,110
Wal-Mart Stores	60,810		4,414,806
			12,622,916
Food, Beverage & Tobacco—5.7%
Coca-Cola Enterprises	278,690		8,229,716
ConAgra Foods	441,890		11,095,858
Dean Foods	501,710	[a]	8,238,078
Kraft Foods, Cl. A	402,780		16,727,453
PepsiCo	262,270		18,996,216
			63,287,321
Health Care Equipment & Services—3.7%
Baxter International	216,940		12,730,039
Cigna	198,190		9,071,156
Humana	107,370		7,524,490
McKesson	105,950		9,229,305
Medtronic	50,960		2,072,034
			40,627,024

10

Common Stocks (continued)	Shares		Value ($)
Household &
Personal Products—.9%
Energizer Holdings	150,410		10,363,249
Insurance—6.4%
American International Group	119,440	[a]	4,100,375
Aon	199,995		10,391,740
Chubb	209,870		15,507,294
Marsh & McLennan	469,050		16,027,439
MetLife	440,679		15,040,373
Prudential Financial	180,760		9,853,228
			70,920,449
Materials—3.9%
Celanese, Ser. A	135,270		5,175,430
Dow Chemical	365,100		10,701,081
Eastman Chemical	99,270		5,485,660
International Paper	305,540		10,559,462
LyondellBasell Industries, Cl. A	119,010	[b]	5,812,448
Mosaic	92,110		5,334,090
			43,068,171
Media—8.4%
CBS, Cl. B	151,748		5,514,522
News, Cl. A	1,047,730		24,506,405
Omnicom Group	319,270		16,400,900
Time Warner	260,046		10,804,911
Viacom, Cl. B	269,990		13,502,200
Walt Disney	439,090		21,721,782
			92,450,720
Pharmaceuticals, Biotech &
Life Sciences—10.3%
Eli Lilly & Co.	115,950		5,207,315
Johnson & Johnson	362,277		24,428,338
Merck & Co.	637,770		27,455,999
Mylan	229,270	[a]	5,403,894
Pfizer	1,910,610		45,587,155
Thermo Fisher Scientific	103,060		5,910,491
			113,993,192

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing—1.7%
American Eagle Outfitters	323,910		7,203,758
Macy’s	286,560		11,551,234
			18,754,992
Semiconductors & Semiconductor
Equipment—1.0%
Texas Instruments	381,070		11,066,273
Software & Services—2.2%
Google, Cl. A	8,182	[a]	5,605,406
Oracle	602,650		19,073,873
			24,679,279
Technology Hardware & Equipment—6.1%
Cisco Systems	1,006,170		19,197,724
Corning	398,410		4,776,936
EMC	312,470	[a]	8,214,836
QUALCOMM	407,180		25,025,283
SanDisk	239,440	[a]	9,869,717
			67,084,496
Transportation—2.0%
FedEx	157,970		13,842,911
Union Pacific	66,720		8,102,477
			21,945,388
Utilities—.5%
NRG Energy	275,830		5,886,212
Total Common Stocks
(cost $1,057,608,558)			1,100,612,856

Other Investment—.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $405,098)	405,098	[c]	405,098

12

Investment of Cash Collateral
for Securities Loaned—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $13,857,632)	13,857,632 [c]	13,857,632
Total Investments (cost $1,071,871,288)	101.0%	1,114,875,586
Liabilities, Less Cash and Receivables	(1.0%)	(11,448,296)
Net Assets	100.0%	1,103,427,290

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was
$13,617,465 and the value of the collateral held by the fund was $13,857,632.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	12.7	Software & Services	2.2
Diversified Financials	10.7	Automobiles & Components	2.0
Pharmaceuticals,		Transportation	2.0
Biotech & Life Sciences	10.3	Consumer Services	1.9
Banks	8.6	Retailing	1.7
Media	8.4	Money Market Investments	1.3
Insurance	6.4	Food & Staples Retailing	1.2
Capital Goods	6.3	Semiconductors &
Technology Hardware & Equipment	6.1	Semiconductor Equipment	1.0
Food, Beverage & Tobacco	5.7	Household & Personal Products	.9
Materials	3.9	Utilities	.5
Health Care Equipment & Services	3.7	Exchange Traded Funds	.4
Consumer Durables & Apparel	3.1		101.0

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,617,465)—Note 1(b):
Unaffiliated issuers		1,057,608,558	1,100,612,856
Affiliated issuers		14,262,730	14,262,730
Cash			190,575
Receivable for shares of Common Stock subscribed			2,378,102
Dividends and securities lending income receivable			2,033,216
Prepaid expenses			64,488
			1,119,541,967
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			895,754
Liability for securities on loan—Note 1(b)			13,857,632
Payable for shares of Common Stock redeemed			1,012,796
Interest payable—Note 2			524
Accrued expenses			347,971
			16,114,677
Net Assets ($)			1,103,427,290
Composition of Net Assets ($):
Paid-in capital			1,112,511,889
Accumulated undistributed investment income—net			6,771,693
Accumulated net realized gain (loss) on investments			(58,860,590)
Accumulated net unrealized appreciation
(depreciation) on investments			43,004,298
Net Assets ($)			1,103,427,290

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	875,702,887	47,823,929	179,900,474
Shares Outstanding	29,911,752	1,712,476	6,131,345
Net Asset Value Per Share ($)	29.28	27.93	29.34

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $7,141 foreign taxes withheld at source):
Unaffiliated issuers	20,720,932
Affiliated issuers	2,530
Income from securities lending—Note 1(b)	31,745
Total Income	20,755,207
Expenses:
Management fee—Note 3(a)	7,571,797
Shareholder servicing costs—Note 3(c)	3,555,257
Distribution fees—Note 3(b)	384,547
Prospectus and shareholders’ reports	152,412
Directors’ fees and expenses—Note 3(d)	115,199
Professional fees	109,617
Custodian fees—Note 3(c)	79,141
Registration fees	78,612
Loan commitment fees—Note 2	10,734
Interest expense—Note 2	8,592
Miscellaneous	82,756
Total Expenses	12,148,664
Less—reduction in expenses due to undertaking—Note 3(a)	(2,272,053)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,537)
Net Expenses	9,875,074
Investment Income—Net	10,880,133
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	50,702,015
Net unrealized appreciation (depreciation) on investments	67,676,661
Net Realized and Unrealized Gain (Loss) on Investments	118,378,676
Net Increase in Net Assets Resulting from Operations	129,258,809

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012 [a]	2011
Operations ($):
Investment income—net	10,880,133	5,824,302
Net realized gain (loss) on investments	50,702,015	97,982,582
Net unrealized appreciation
(depreciation) on investments	67,676,661	(22,195,946)
Net Increase (Decrease) in Net Assets
Resulting from Operations	129,258,809	81,610,938
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,241,886)	(4,284,720)
Class C Shares	—	(4,026)
Class I Shares	(1,577,119)	(712,083)
Total Dividends	(7,819,005)	(5,000,829)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	128,488,839	180,463,006
Class B Shares	1,565	107,295
Class C Shares	3,786,516	14,905,564
Class I Shares	62,326,740	124,773,051
Net assets received in connection
with reorganizations—Note 1	353,949,950	—
Dividends reinvested:
Class A Shares	5,700,603	3,979,862
Class C Shares	—	3,009
Class I Shares	1,049,597	589,826
Cost of shares redeemed:
Class A Shares	(233,145,452)	(193,366,113)
Class B Shares	(2,713,308)	(2,963,623)
Class C Shares	(18,582,801)	(16,686,438)
Class I Shares	(94,829,486)	(73,748,652)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	206,032,763	38,056,787
Total Increase (Decrease) in Net Assets	327,472,567	114,666,896
Net Assets ($):
Beginning of Period	775,954,723	661,287,827
End of Period	1,103,427,290	775,954,723
Undistributed investment income—net	6,771,693	3,710,565

16

	Year Ended August 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	4,714,718	6,288,752
Shares issued in connection with
reorganizations—Note 1	10,646,596	—
Shares issued for dividends reinvested	224,162	143,263
Shares redeemed	(8,492,414)	(6,868,340)
Net Increase (Decrease) in Shares Outstanding	7,093,062	(436,325)
Class Bb
Shares sold	67	3,785
Shares issued in connection with
reorganizations—Note 1	13,936	—
Shares redeemed	(102,676)	(110,504)
Net Increase (Decrease) in Shares Outstanding	(88,673)	(106,719)
Class C
Shares sold	144,504	535,560
Shares issued in connection with
reorganizations—Note 1	250,370	—
Shares issued for dividends reinvested	—	113
Shares redeemed	(709,697)	(620,905)
Net Increase (Decrease) in Shares Outstanding	(314,823)	(85,232)
Class I
Shares sold	2,268,678	4,337,271
Shares issued in connection with
reorganizations—Note 1	2,618,126	—
Shares issued for dividends reinvested	41,258	21,247
Shares redeemed	(3,495,457)	(2,580,629)
Net Increase (Decrease) in Shares Outstanding	1,432,605	1,777,889

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 54,767 Class B shares representing $1,434,811, were automatically converted to 52,280 Class A shares and during the period ended August 31, 2011, 49,753 Class B shares representing $1,350,217 were automatically converted to 47,592 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	26.27	23.30	23.50	28.42	33.56
Investment Operations:
Investment income—net[a]	.30	.21	.14	.22	.27
Net realized and unrealized
gain (loss) on investments	2.91	2.95	(.20)	(4.88)	(3.21)
Total from Investment Operations	3.21	3.16	(.06)	(4.66)	(2.94)
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.14)	(.26)	(.29)
Dividends from net realized
gain on investments	—	—	—	—	(1.91)
Total Distributions	(.20)	(.19)	(.14)	(.26)	(2.20)
Net asset value, end of period	29.28	26.27	23.30	23.50	28.42
Total Return (%)[b]	12.31	13.52	(.29)	(16.14)	(9.39)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.20	1.22	1.27	1.16
Ratio of net expenses
to average net assets	.98	.98	1.05	1.26	1.16
Ratio of net investment income
to average net assets	1.07	.74	.56	1.09	.88
Portfolio Turnover Rate	95.38	88.37	91.83	119.48	107.46
Net Assets, end of period ($ x 1,000)	875,703	599,377	541,877	505,409	526,723

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	25.05	22.24	22.45	27.17	32.22
Investment Operations:
Investment income (loss)—net[a]	.08	(.00)[b]	(.05)	.07	.04
Net realized and unrealized
gain (loss) on investments	2.80	2.81	(.16)	(4.67)	(3.09)
Total from Investment Operations	2.88	2.81	(.21)	(4.60)	(3.05)
Distributions:
Dividends from investment income—net	—	(.00)[b]	—	(.12)	(.09)
Dividends from net realized
gain on investments	—	—	—	—	(1.91)
Total Distributions	—	(.00)[b]	—	(.12)	(2.00)
Net asset value, end of period	27.93	25.05	22.24	22.45	27.17
Total Return (%)[c]	11.50	12.64	(.94)	(16.83)	(10.05)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97	1.93	1.95	2.04	1.92
Ratio of net expenses
to average net assets	1.73	1.73	1.80	2.03	1.91
Ratio of net investment income
(loss) to average net assets	.32	(.01)	(.19)	.34	.13
Portfolio Turnover Rate	95.38	88.37	91.83	119.48	107.46
Net Assets, end of period ($ x 1,000)	47,824	50,792	46,986	43,593	53,065

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	26.30	23.31	23.48	28.45	33.58
Investment Operations:
Investment income—net[a]	.37	.28	.21	.25	.24
Net realized and unrealized
gain (loss) on investments	2.90	2.94	(.21)	(4.91)	(3.13)
Total from Investment Operations	3.27	3.22	—	(4.66)	(2.89)
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.17)	(.31)	(.33)
Dividends from net realized
gain on investments	—	—	—	—	(1.91)
Total Distributions	(.23)	(.23)	(.17)	(.31)	(2.24)
Net asset value, end of period	29.34	26.30	23.31	23.48	28.45
Total Return (%)	12.57	13.83	(.07)	(16.06)	(9.21)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	1.10	1.12	1.12	1.11
Ratio of net expenses
to average net assets	.73	.73	.82	1.11	1.09
Ratio of net investment income
to average net assets	1.33	.98	.81	1.25	1.02
Portfolio Turnover Rate	95.38	88.37	91.83	119.48	107.46
Net Assets, end of period ($ x 1,000)	179,900	123,565	68,071	35,976	79,567

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus StrategicValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on November 16, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors, all of the assets, subject to the liabilities, of The Dreyfus/Laurel FundsTrust–Dreyfus CoreValue Fund (“CoreValue”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B, Class C and Class I shares of CoreValue received Class A, Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in CoreValue at the time of the exchange. Shareholders of Institutional shares of Core Value received Class I shares of the fund.The exchange ratio for each class was as follows: Class A–.85 to 1, Class B–.88 to 1, Class C–.88 to 1, Class I–.85 to 1 and Institutional shares–.85 to 1.The net asset value of the fund’s shares on the close of business on November 16, 2011, after the reorganization, was $26.32 for Class A, $25.04 for Class B, $25.06 for Class C

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

and $26.36 for Class I shares, and a total of 10,622,681 Class A shares, 13,936 Class B shares, 248,377 Class C shares and 894,770 Class I shares were issued to shareholders of CoreValue in the exchange.The exchange was a tax-free event to the CoreValue shareholders.

The net unrealized (depreciation) on investments and net assets prior to the acquisition as of the merger date for Core Value and the fund, were as follows:

	Unrealized
	(Depreciation) ($)	Net Assets ($)
Core Value	(5,850,903)	309,705,260
Dreyfus Strategic Value Fund	(8,474,274)	747,196,897
Total	(14,325,177)	1,056,902,157

As of the close of business on November 21, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Investment Funds–Dreyfus Large Cap Value Fund (“Large CapValue”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Large CapValue received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Large Cap Value at the time of the exchange.The exchange ratio for each class was as follows: Class A–.29 to 1, Class C–.30 to 1 and Class I–.29 to 1.The net asset value of the fund’s shares on the close of business on November 21, 2011, after the reorganization, was $25.26 for Class A, $24.05 for Class C and $25.30 for Class I shares, and a total of 23,915 Class A shares, 1,993 Class C shares and 1,723,356 Class I shares were issued to shareholders of Large Cap Value in the exchange.The exchange was a tax-free event to the Large CapValue shareholders.

22

The net unrealized (depreciation) on investments and net assets prior to the acquisition as of the merger date for Large Cap Value and the fund, were as follows:

	Unrealized
	(Depreciation) ($)	Net Assets ($)
Large Cap Value	(6,325,006)	44,244,690
Dreyfus Strategic Value Fund	(58,431,566)	1,012,274,866
Total	(64,756,572)	1,056,519,556

Assuming the mergers of Core Value and Large Cap Value had been completed on September 1, 2011, the fund’s pro forma results in the Statement of Operations during the period ended August 31, 2012 would have been as follows:

Net investment income	$11,500,115[1]
Net realized and unrealized gain (loss) on investments	116,534,150[2]
Net increase (decrease) in net assets
resulting from operations	128,034,265

1	$10,880,133 as reported in the Statement of Operations plus $497,209 Core Value and $122,773 Large Cap Value pre-merger.
2	$118,378,676 as reported in the Statement of Operations plus $140,846 Core Value and $(1,985,372) Large Cap Value pre-merger.

Because the combined funds have been managed as a single integrated fund since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Core Value and Large Cap Value that have been included in the fund’s Statement of Operations during the period ended August 31, 2012.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (400 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

24

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

26

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,095,875,578	—	—	1,095,875,578
Exchange Traded
Funds	4,737,278	—	—	4,737,278
Mutual Funds	14,262,730	—	—	14,262,730
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2012, The Bank of New York Mellon earned $13,605 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2011	($)	Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	174,000		256,142,240	255,911,142	405,098.0
Dreyfus
Institutional
Cash
Advantage
Fund	42,142,311		185,808,806	214,093,485	13,857,632		1.3
Total	42,316,311		441,951,046	470,004,627	14,262,730		1.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

28

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,771,693, accumulated capital losses $50,426,980 and unrealized appreciation $36,841,750. In addition, the fund had $2,271,062 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $4,344,434 of

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the carryover expires in fiscal year 2018.As a result of the fund’s merger with Dreyfus Premier Intrinsic Value Fund, capital losses of $186,781 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2015.As a result of the fund’s merger with Dreyfus Core Value Fund, capital losses of $36,396,034 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2017. As a result of the fund’s merger with Dreyfus Large Cap Value Fund, capital losses of $9,499,731 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. $8,340,124 of this acquired capital loss will expire in fiscal year 2017 and $1,159,607 will expire in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $7,819,005 and $5,000,829, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryovers and wash sales from fund mergers, the fund decreased accumulated net realized gain (loss) on investments by $58,449,996 and increased paid-in capital by the same amount. Net assets and net asset per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In

30

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 was approximately $717,200, with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until December 31, 2013, so that the expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.73% and .73% of the value of the respective class shares’ average daily net assets. The Manager had contractually agreed to waive receipt of its fees and/or assume the expenses of the fund from September 1, 2011 through November 16, 2011 and from November 17, 2011 through March 13, 2012, so that the net operating expenses of Class B shares (exclusive of certain expenses as described above) did not exceed 1.94% and 1.90%, respectively, of the value of Class B’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $2,272,053 during the period ended August 31, 2012.

During the period ended August 31, 2012, the Distributor retained $18,646 from commissions earned on sales of the fund’s Class A shares, and $862 and $11,554 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2012, Class B and Class C shares were charged $6,521 and $378,026, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A, Class B and Class C shares were charged $1,971,539, $2,173 and $126,009, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $292,449 for transfer agency services and $4,600 for cash management services. Cash management fees were partially offset by earnings credits of $542. These fees are included in Shareholder servicing costs in the Statement of Operations.

32

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $79,141 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $33,730 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $995.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $698,994, Distribution Plan fees $30,434, Shareholder Services Plan fees $194,855, custodian fees $28,244, Chief Compliance Officer fees $4,243 and transfer agency per account fees $81,824, which are offset against an expense reimbursement currently in effect in the amount of $142,840.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012, amounted to $1,181,162,942 and $959,024,538, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $1,078,033,836; accordingly, accumulated net unrealized appreciation on investments was $36,841,750, consisting of $88,968,989 gross unrealized appreciation and $52,127,239 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Strategic Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus StrategicValue Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
34	October 29, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended August 31, 2012 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,819,005 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund 35

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians, being above the Performance Group and Performance Universe medians in half the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and the Dreyfus representatives noted that the fund’s total return was above the return of the index in six of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2013, so that the expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.73% and .73% of the value of the respective class of shares’ average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocat-

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

ing costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited)

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Structured Midcap Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Proxy Results
34	Information About the Renewal of
the Fund’s Management and
Sub-Investment Advisory Agreements
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Structured Midcap Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Warren Chiang, Jocelin Reed, Ronald Gala and C. Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 14.68%, Class C shares returned 13.79% and Class I shares returned 14.91%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 12.75% for the same period.2

Changing economic sentiment fueled heightened market volatility as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced higher returns than its benchmark, largely due to the efficacy of the quality factors considered by our quantitative stock selection process.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its net assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure.The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors and earnings quality metrics. We attempt to maintain a diversified portfolio with industry groups relative to the S&P 400 Index.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of a major stock market decline.

One credit-rating agency’s downgrade of long-term U.S. government

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

debt, an intensifying debt crisis in Europe, and inflation-fighting programs in China in the weeks prior to the start of the reporting period triggered a flight away from stocks and toward traditional safe havens, and the downward slide continued in September 2011. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid U.S. employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish.The summer saw the market rally resume amid more encouraging economic data, and the S&P 400 Index ended the reporting period with double-digit gains. Nonetheless, midcap stocks generally lagged their large- and small-cap counterparts.

Strong Stock Selections Buoyed Fund Performance

The fund’s disciplined, quantitative stock selection process worked well during the reporting period as quality, valuation, and behavioral factors all proved predictive of stock price changes. Our approach was particularly effective in the energy sector, where strong stock selections included refiner Tesoro, which reported strong quarterly earnings, initiated a stock buyback program, raised its dividend and acquired a new plant in California. In the consumer staples sector, Constellation Brands announced plans to acquire the remaining ownership interest in a joint venture, triggering stock price gains and the stock’s sale from the portfolio at a richer valuation.Among information technology companies, data management specialist Fair Isaac gained value after posting better-than-expected earnings and raising the future earnings guidance it provides to analysts. Strong relative performance in the financials sector was fueled by a number of commercial banks when lending volumes improved.

Disappointments during the reporting period were especially evident in the capital goods sector, where machinery producer Gardner Denver reduced its future earnings guidance and suffered unexpected manage-

4

ment changes. For-profit postsecondary educator ITT Educational Services was hurt by weaker-than-expected quarterly earnings amid industry-wide concerns regarding admission practices. Results from the health care sector were undermined by the fund’s lack of exposure to Regeneron Pharmaceuticals, which did not meet our valuation criteria. Weakness in the health care sector was offset to a degree by better results from medical equipment provider ResMed, which reported higher earnings and profit margins.

Taking Advantage of Volatility-Driven Opportunities

Although we expect heightened levels of market volatility to persist over the near term, our disciplined, bottom-up security selection process has continued to uncover opportunities to purchase fundamentally strong midcap companies at low valuations compared to historical norms.We have taken advantage of periodic market downturns by buying more attractively priced shares in the companies that meet our investment criteria. By the same token, when markets rise, we have trimmed the fund’s exposure to more richly valued holdings, redeploying the proceeds to stocks that better meet our investment criteria.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Structured Midcap Fund
Class A shares, Class C shares and Class I shares with the Standard & Poor’s MidCap 400
Index and the Russell Midcap Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Structured Midcap Fund on 8/31/02 to a $10,000 investment made in each of the Standard & Poor’s MidCap 400
Index (the “S&P 400 Index”) and the Russell Midcap Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.The Russell Midcap
Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/12
	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8.08%		0.73%	7.96%
without sales charge	14.68%		1.93%	8.60%
Class C shares
with applicable redemption charge †	12.79%		1.19%	7.79%
without redemption	13.79%		1.19%	7.79%
Class I shares	14.91%		2.16%	8.83%
Standard & Poor’s MidCap 400 Index	12.75%		3.97%	9.63%
Russell Midcap Index	13.30%		2.47%	9.88%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.06	$$10.62	$$5.35
Ending value (after expenses)	$$1,006.60	$$1,003.10	$$1,008.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.10	$10.68	$5.38
Ending value (after expenses)	$1,018.10	$1,014.53	$1,019.81

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.11% for Class C and 1.06%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—98.3%	Shares		Value ($)
Automobiles & Components—1.5%
Thor Industries	31,100		977,784
WABCO Holdings	600	[a]	35,232
			1,013,016
Banks—3.7%
Associated Banc-Corp	66,200		857,952
Cathay General Bancorp	25,100		410,887
Comerica	5,900		181,189
Huntington Bancshares	17,100		112,860
Regions Financial	14,300		99,528
Webster Financial	33,900		721,392
Zions Bancorporation	7,600		146,300
			2,530,108
Capital Goods—9.9%
Aecom Technology	26,700	[a]	517,713
Alliant Techsystems	13,700		671,163
Chicago Bridge & Iron Co.	8,600		316,652
Gardner Denver	14,500		874,060
Granite Construction	17,700		487,989
IDEX	2,500		99,650
ITT	28,700		571,130
KBR	13,800		373,842
Lennox International	20,700		983,457
Lincoln Electric Holdings	24,100		994,125
Textron	11,200		299,264
Timken	13,600		546,176
			6,735,221
Commercial & Professional
Services—2.2%
Deluxe	30,600		868,122
Herman Miller	31,800		622,008
			1,490,130
Consumer Durables & Apparel—2.0%
Carter’s	19,000	[a]	1,058,490
Tupperware Brands	5,900		315,532
			1,374,022

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—3.5%
Bally Technologies	1,700	[a,b]	75,293
Bob Evans Farms	24,100		948,094
H&R Block	40,900		677,304
International Speedway, Cl. A	7,200		191,592
ITT Educational Services	6,100	[a,b]	195,261
Penn National Gaming	7,800	[a]	306,462
			2,394,006
Diversified Financials—4.4%
American Capital	21,800	[a]	239,582
Discover Financial Services	7,900		305,967
Greenhill & Co.	11,600	[b]	506,340
Moody’s	1,800		71,280
NASDAQ OMX Group	15,500		354,485
SEI Investments	41,300		898,275
Waddell & Reed Financial, Cl. A	21,000		621,600
			2,997,529
Energy—8.3%
Denbury Resources	11,600	[a]	179,684
Helix Energy Solutions Group	52,300	[a]	921,526
HollyFrontier	25,600		1,031,424
Kosmos Energy	40,800	[a]	394,944
Marathon Petroleum	1,400		72,450
Murphy Oil	6,800		349,044
Oceaneering International	13,600		728,144
Plains Exploration & Production	16,400	[a]	644,848
Tesoro	15,300		608,022
Tidewater	14,300		678,249
			5,608,335
Food, Beverage & Tobacco—2.0%
Smithfield Foods	23,600	[a]	455,952
Universal	19,300	[b]	915,399
			1,371,351
Health Care Equipment & Services—6.4%
Hill-Rom Holdings	27,500		762,575
Humana	7,800		546,624
ResMed	35,800	[b]	1,345,006

10

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Thoratec	26,200	[a]	887,918
Universal Health Services, Cl. B	19,500		779,025
			4,321,148
Household & Personal Products—2.1%
Church & Dwight	15,900		870,366
Energizer Holdings	8,500		585,650
			1,456,016
Insurance—3.8%
Assurant	9,900		348,975
Everest Re Group	1,200		124,392
Lincoln National	6,100		141,642
Protective Life	15,300		432,225
Reinsurance Group of America	19,200		1,127,808
StanCorp Financial Group	12,100		377,762
			2,552,804
Materials—4.4%
Domtar	9,200		666,448
Huntsman	7,600		109,288
Minerals Technologies	14,400		976,464
NewMarket	4,100		1,009,092
Steel Dynamics	17,900		218,738
			2,980,030
Media—1.5%
Scholastic	17,200		525,460
Valassis Communications	20,300	[a,b]	508,921
			1,034,381
Pharmaceuticals, Biotech &
Life Sciences—5.1%
Agilent Technologies	9,500		353,020
Charles River Laboratories International	15,000	[a]	544,800
Mettler-Toledo International	6,800	[a]	1,122,748
Techne	6,200		425,134
United Therapeutics	7,000	[a]	378,840
Warner Chilcott, Cl. A	47,300		644,226
			3,468,768

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—8.4%
BRE Properties	12,100		604,032
CBL & Associates Properties	39,300		839,841
Hospitality Properties Trust	27,700	[c]	666,739
Kimco Realty	5,200		105,664
Liberty Property Trust	15,900	[c]	586,392
Macerich	2,798	[c]	166,677
Mack-Cali Realty	33,900		905,130
National Retail Properties	18,400	[b]	571,504
Rayonier	25,900	[c]	1,268,841
			5,714,820
Retailing—6.2%
Aaron’s	19,400		579,478
Advance Auto Parts	5,500		391,160
ANN	14,900	[a]	530,142
Best Buy	9,500	[b]	168,530
Big Lots	900	[a]	27,396
Dillard’s, Cl. A	6,100		457,988
GameStop, Cl. A	14,800	[b]	282,384
O’Reilly Automotive	5,900	[a]	501,205
PetSmart	16,100		1,141,812
Williams-Sonoma	2,600		106,652
			4,186,747
Semiconductors & Semiconductor
Equipment—1.9%
LSI	53,000	[a]	412,870
Silicon Laboratories	22,800	[a]	871,872
			1,284,742
Software & Services—9.0%
Acxiom	23,700	[a]	404,322
CA	35,900		934,477
Cadence Design Systems	72,500	[a]	957,000
DST Systems	17,215		875,899

12

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
FactSet Research Systems	5,500	[b]	507,485
Fair Isaac	16,400		700,444
Symantec	49,200	[a]	877,236
Synopsys	26,700	[a]	881,901
			6,138,764
Technology Hardware & Equipment—5.6%
Brocade Communications Systems	45,900	[a]	266,220
Diebold	16,300		531,054
Dolby Laboratories, Cl. A	8,800	[a,b]	291,984
Lexmark International, Cl. A	24,100	[b]	523,211
Plantronics	22,200		791,652
QLogic	32,500	[a]	395,525
Tech Data	19,900	[a]	966,742
			3,766,388
Telecommunication Services—.4%
Telephone & Data Systems	12,370		303,313
Transportation—1.4%
Alaska Air Group	28,500	[a]	956,175
Utilities—4.6%
Cleco	18,100		740,833
Hawaiian Electric Industries	28,300		750,799
IDACORP	22,500		932,625
NV Energy	37,800		663,012
			3,087,269
Total Common Stocks
(cost $63,076,437)			66,765,083

Other Investment—1.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $926,928)	926,928	[d]	926,928

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—6.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,597,205)	4,597,205 [d]	4,597,205
Total Investments (cost $68,600,570)	106.5%	72,289,216
Liabilities, Less Cash and Receivables	(6.5%)	(4,398,315)
Net Assets	100.0%	67,890,901

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $4,497,249 and the value of the collateral held by the fund was $4,597,205.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	9.9	Banks	3.7
Software & Services	9.0	Consumer Services	3.5
Real Estate	8.4	Commercial & Professional Services	2.2
Energy	8.3	Household & Personal Products	2.1
Money Market Investments	8.2	Consumer Durables & Apparel	2.0
Health Care Equipment & Services	6.4	Food, Beverage & Tobacco	2.0
Retailing	6.2	Semiconductors &
Technology Hardware & Equipment	5.6	Semiconductor Equipment	1.9
Pharmaceuticals,		Media	1.5
Biotech & Life Sciences	5.1	Automobiles & Components	1.5
Utilities	4.6	Transportation	1.4
Diversified Financials	4.4	Telecommunication Services	.4
Materials	4.4
Insurance	3.8		106.5

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,497,249)—Note 1(b):
Unaffiliated issuers		63,076,437	66,765,083
Affiliated issuers		5,524,133	5,524,133
Cash			70,038
Dividends and securities lending income receivable			312,956
Receivable for shares of Common Stock subscribed			44,290
Prepaid expenses			19,441
			72,735,941
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			73,625
Liability for securities on loan—Note 1(b)			4,597,205
Payable for shares of Common Stock redeemed			100,167
Accrued expenses			74,043
			4,845,040
Net Assets ($)			67,890,901
Composition of Net Assets ($):
Paid-in capital			80,768,446
Accumulated undistributed investment income—net			312,634
Accumulated net realized gain (loss) on investments			(16,878,825)
Accumulated net unrealized appreciation
(depreciation) on investments			3,688,646
Net Assets ($)			67,890,901

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	26,786,206	10,468,424	30,636,271
Shares Outstanding	1,251,369	528,673	1,410,164
Net Asset Value Per Share ($)	21.41	19.80	21.73

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,130,660
Affiliated issuers	446
Income from securities lending—Note 1(b)	80,246
Total Income	1,211,352
Expenses:
Management fee—Note 3(a)	460,046
Shareholder servicing costs—Note 3(c)	198,188
Distribution fees—Note 3(b)	79,956
Registration fees	47,036
Professional fees	43,359
Prospectus and shareholders’ reports	25,579
Custodian fees—Note 3(c)	22,366
Directors’ fees and expenses—Note 3(d)	4,760
Loan commitment fees—Note 2	28
Miscellaneous	13,912
Total Expenses	895,230
Less—reduction in fees due to earnings credits—Note 3(c)	(56)
Net Expenses	895,174
Investment Income—Net	316,178
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,218,394
Net unrealized appreciation (depreciation) on investments	5,332,767
Net Realized and Unrealized Gain (Loss) on Investments	7,551,161
Net Increase in Net Assets Resulting from Operations	7,867,339

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012 [a]	2011
Operations ($):
Investment income (loss)—net	316,178	(271,585)
Net realized gain (loss) on investments	2,218,394	18,979,741
Net unrealized appreciation
(depreciation) on investments	5,332,767	4,085,751
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,867,339	22,793,907
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	—	(55,786)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,549,668	9,548,620
Class B Shares	685	57,321
Class C Shares	922,672	959,967
Class I Shares	9,549,383	15,154,007
Dividends reinvested:
Class I Shares	—	54,008
Cost of shares redeemed:
Class A Shares	(8,909,071)	(27,849,252)
Class B Shares	(810,709)	(1,148,902)
Class C Shares	(2,029,092)	(2,585,597)
Class I Shares	(6,228,456)	(50,356,931)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,045,080	(56,166,759)
Total Increase (Decrease) in Net Assets	8,912,419	(33,428,638)
Net Assets ($):
Beginning of Period	58,978,482	92,407,120
End of Period	67,890,901	58,978,482
Undistributed investment income—net	312,634	—

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	416,867	502,019
Shares redeemed	(446,624)	(1,511,372)
Net Increase (Decrease) in Shares Outstanding	(29,757)	(1,009,353)
Class Bb
Shares sold	20	3,071
Shares redeemed	(44,609)	(63,501)
Net Increase (Decrease) in Shares Outstanding	(44,589)	(60,430)
Class C
Shares sold	48,653	51,812
Shares redeemed	(108,987)	(147,845)
Net Increase (Decrease) in Shares Outstanding	(60,334)	(96,033)
Class I
Shares sold	462,837	760,264
Shares issued for dividends reinvested	—	2,539
Shares redeemed	(324,158)	(2,501,967)
Net Increase (Decrease) in Shares Outstanding	138,679	(1,739,164)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 12,108 Class B shares representing $223,031 were automatically converted to 11,198 Class A shares and during the period ended August 31, 2011, 20,076 Class B shares representing $366,375 were automatically converted to 18,687 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	18.67	15.20	13.62	17.80	20.93
Investment Operations:
Investment income (loss)—net[a]	.11	(.05)	.04	.09	.06
Net realized and unrealized
gain (loss) on investments	2.63	3.52	1.59	(4.20)	(1.93)
Total from Investment Operations	2.74	3.47	1.63	(4.11)	(1.87)
Distributions:
Dividends from investment income—net	—	—	(.05)	(.07)	—
Dividends from net realized
gain on investments	—	—	—	—	(1.26)
Total Distributions	—	—	(.05)	(.07)	(1.26)
Net asset value, end of period	21.41	18.67	15.20	13.62	17.80
Total Return (%)[b]	14.68	22.83	11.97	(23.02)	(9.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.43	1.36	1.52	1.22
Ratio of net expenses
to average net assets	1.41	1.43	1.36	1.51	1.22
Ratio of net investment income
(loss) to average net assets	.55	(.29)	.27	.74	.32
Portfolio Turnover Rate	93.44	77.12	84.88	102.59	88.40
Net Assets, end of period ($ x 1,000)	26,786	23,916	34,811	46,780	60,795

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	17.40	14.25	12.82	16.78	19.96
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.17)	(.07)	.00 [b]	(.08)
Net realized and unrealized
gain (loss) on investments	2.44	3.32	1.50	(3.96)	(1.84)
Total from Investment Operations	2.40	3.15	1.43	(3.96)	(1.92)
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(1.26)
Net asset value, end of period	19.80	17.40	14.25	12.82	16.78
Total Return (%)[c]	13.79	22.11	11.15	(23.60)	(10.10)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14	2.09	2.11	2.23	2.01
Ratio of net expenses
to average net assets	2.14	2.09	2.11	2.22	2.00
Ratio of net investment income
(loss) to average net assets	(.20)	(.95)	(.49)	.01	(.46)
Portfolio Turnover Rate	93.44	77.12	84.88	102.59	88.40
Net Assets, end of period ($ x 1,000)	10,468	10,246	9,764	11,499	22,554

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

20

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	18.91	15.39	13.79	18.05	21.18
Investment Operations:
Investment income (loss)—net[a]	.16	(.02)	.09	.12	.10
Net realized and unrealized
gain (loss) on investments	2.66	3.56	1.61	(4.26)	(1.97)
Total from Investment Operations	2.82	3.54	1.70	(4.14)	(1.87)
Distributions:
Dividends from investment income—net	—	(.02)	(.10)	(.12)	—
Dividends from net realized
gain on investments	—	—	—	—	(1.26)
Total Distributions	—	(.02)	(.10)	(.12)	(1.26)
Net asset value, end of period	21.73	18.91	15.39	13.79	18.05
Total Return (%)	14.91	22.97	12.37	(22.78)	(9.25)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.30	1.05	1.18	1.04
Ratio of net expenses
to average net assets	1.22	1.30	1.05	1.17	1.03
Ratio of net investment income
(loss) to average net assets	.78	(.12)	.57	1.01	.51
Portfolio Turnover Rate	93.44	77.12	84.88	102.59	88.40
Net Assets, end of period ($ x 1,000)	30,636	24,045	46,340	46,124	61,738

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors.The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

24

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	66,765,083	—	—	66,765,083
Mutual Funds	5,524,133	—	—	5,524,133
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2012, The Bank of New York Mellon earned $34,391 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2011	($)	Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	203,000		11,635,707	10,911,779	926,928		1.4
Dreyfus
Institutional
Cash
Advantage
Fund	17,823,756		105,590,671	118,817,222	4,597,205		6.8
Total	18,026,756		117,226,378	129,729,001	5,524,133		8.2

26

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $312,634, accumulated capital losses $16,849,775 and unrealized appreciation $3,659,596.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $0 and $55,786, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for prior year net operating loss adjustment, the fund decreased accumulated undistributed investment income-net by $3,544 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, the fund did not borrow under the Facilities.

28

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended August 31, 2012, the Distributor retained $1,875 from commissions earned on sales of the fund’s Class A shares and $3,739 and $170 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2012, Class B and Class C shares were charged $1,865 and $78,091, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A, Class B and Class C shares were charged $63,278, $622 and $26,030, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $13,174 for transfer agency services and $163 for cash management services. Cash management fees were partially offset by earnings credits of $19. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $22,366 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During

30

the period ended August 31, 2012, the fund was charged $1,317 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $37.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $42,648, Distribution Plan fees $6,698, Shareholder Services Plan fees $7,819, custodian fees $8,259, Chief Compliance Officer fees $4,243 and transfer agency per account fees $3,958.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012, amounted to $57,318,023 and $56,997,867, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $68,629,620; accordingly, accumulated net unrealized appreciation on investments was $3,659,596, consisting of $7,348,480 gross unrealized appreciation and $3,688,884 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Structured Midcap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Structured Midcap Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

32

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as

34

well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term perfor-mance.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except the five-year period when the fund’s performance was at the Performance Group median and below the Performance Universe median.The Board also noted that the fund’s performance ranked in

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the first quartile of the Performance Universe for the two most recent periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method

36

used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

40

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Technology Growth Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Proxy Results
32	Information About the Renewal of
the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Technology Growth Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 16.30%, Class C shares returned 15.33% and Class I shares returned 16.71%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 16.19% and 17.98%, respectively, over the same period.2,3 Changing economic data fueled heightened market volatility during the reporting period as investors shifted from a defensive investment posture to a constructive stance and back and forth again.The fund’s Class A and I shares produced higher returns than the MS High Tech 35 Index, primarily due to its focus on long-term secular trends that lifted the fortunes of well-positioned companies.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of a major decline in U.S. and global equity markets. The unprecedented downgrade of one credit-rating agency’s assessment of long-term U.S. government debt, an intensifying debt crisis in Europe and inflationary pressures in China triggered a flight away from stocks and toward traditional safe havens,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

such as U.S. Treasury securities. Fortunately, better U.S. economic data and new remedial measures from European policymakers soon arrested the decline, and market sentiment began to improve during the fall of 2011.

By the beginning of 2012, U.S. stocks were rallying in the midst of U.S. employment gains, a quantitative easing program in Europe that helped avert a more severe banking crisis, and the easing of restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, and they focused on global companies expected to benefit from better business conditions. These positive influences were called into question during the spring when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance. However, the summer of 2012 saw another round of encouraging economic data, and the S&P 500 Index ended the reporting period near multi-year highs.

In addition to these macroeconomic developments, the technology sector was influenced by several positive secular trends, most notably the increasing popularity of cloud computing and mobile devices. Some companies led the new technologies’ advance and gained value, while others were slow to adapt to the changing marketplace and were left behind.

Security Selection Strategy Buoyed Fund Results

An early focus on the cloud computing and mobility trends helped the fund participate more fully than the MS High Tech 35 Index in some of the technology sector’s better performers. For example, online media giant Google and electronics innovator Apple fared particularly well in the smartphone and tablet computer categories, while the fund avoided Nokia, Research in Motion and Erickson, which continued to struggle with disappointing new smartphone products.

The trend toward greater mobility also hurt makers of traditional personal computers, such as Dell and Hewlett-Packard, both of which the fund avoided. Instead, we focused on suppliers of components used in smartphones and tablets, such as semiconductor manufacturer Skyworks Solutions, and content delivery specialists, such as Akamai Technologies and F5 Networks. Other winners over the reporting period included software developerTaleo, which was acquired at a substantial premium to its stock price at the time.

4

Disappointments during the reporting period included LED lighting maker Cree, where sluggish demand and pricing pressures eroded profit margins. Videogame developer Electronic Arts continued to struggle with an industry-wide shift from store-purchased software to online content delivery. Late in the reporting period, data management company Informatica was hurt by reduced earnings guidance from management in response to sales force issues and the company’s exposure to European markets.The fund also encountered shortfalls related to poor timing in the purchase and sale of disk drive producer SeagateTechnology and lack of exposure to online auctioneer eBay.

Positioned for Secular Growth

While we remain concerned regarding sluggish U.S. economic growth and continued turmoil in Europe, we believe that the positive, secular technology trends that helped drive the fund’s gains over the reporting period remain intact. In addition, we expect business spending on technology to accelerate later this year, potentially benefiting companies with productivity-enhancing products and services. Conversely, we have continued to find relatively few opportunities among companies selling legacy technologies.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

3

SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Technology Growth Fund Class A shares, Class C shares and Class I shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Bloomberg L.P.
Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Technology Growth Fund on 8/31/02 to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based subsectors. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/12

	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9.62%		3.59%	8.09%
without sales charge	16.30%		4.82%	8.73%
Class C shares
with applicable redemption charge †	14.33%		3.89%	7.74%
without redemption	15.33%		3.89%	7.74%
Class I shares	16.71%		5.24%	9.19%
Morgan Stanley
High Technology 35 Index	16.19%		2.26%	9.51%
Standard & Poor’s 500
Composite Stock Price Index	17.98%		1.28%	6.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.22	$11.31	$5.42
Ending value (after expenses)	$995.90	$991.60	$997.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.30	$11.44	$5.48
Ending value (after expenses)	$1,017.90	$1,013.77	$1,019.71

† Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, , 2.26% for Class C and 1.08%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—98.9%	Shares		Value ($)
Communications Equipment—10.2%

Ciena	651,920	[a,b]	8,911,746
F5 Networks	83,250	[b]	8,116,043
QUALCOMM	179,360		11,023,466
			28,051,255
Computers & Peripherals—10.2%
Apple	28,108		18,698,566
SanDisk	228,680	[b]	9,426,190
			28,124,756
Electronic Equipment & Instruments—2.1%
Amphenol, Cl. A	96,390		5,867,259
Household Durables—1.8%
Garmin	121,160	[a]	4,888,806
Internet & Catalog Retail—7.5%
Amazon.com	59,630	[b]	14,801,955
Priceline.com	9,900	[b]	5,985,243
			20,787,198
Internet Software & Services—14.3%
Akamai Technologies	376,950	[b]	14,139,394
Google, Cl. A	15,448	[b]	10,583,270
LinkedIn, Cl. A	119,690	[b]	12,842,737
LogMeIn	78,850	[b]	1,733,123
			39,298,524
IT Services—10.5%
Cognizant Technology Solutions, Cl. A	128,117	[b]	8,235,361
MasterCard, Cl. A	13,120		5,548,448
Paychex	192,970		6,418,182
Teradata	112,250	[b]	8,573,655
			28,775,646
Semiconductors & Semiconductor
Equipment—23.7%
Analog Devices	269,050		10,692,047
Broadcom, Cl. A	364,110	[b]	12,936,828
Skyworks Solutions	418,950	[b]	12,761,217

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Taiwan Semiconductor Manufacturing, ADR	556,500		8,180,550
Texas Instruments	338,690		9,835,558
Xilinx	323,080		10,955,643
			65,361,843
Software—18.6%
Citrix Systems	76,280	[b]	5,926,193
Fortinet	138,370	[b]	3,668,189
Informatica	139,878	[b]	4,560,023
Oracle	315,526		9,986,398
Red Hat	127,180	[b]	7,127,167
Salesforce.com	80,510	[b]	11,688,442
VMware, Cl. A	92,020	[b]	8,193,461
			51,149,873
Total Common Stocks
(cost $216,211,280)			272,305,160

Limited Partnership Interests—.3%
Semiconductors & Semiconductor Equipment
Bluestream Ventures, LPb,d
(cost $2,329,314)			744,551

Other Investment—1.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,891,277)	2,891,277	[c]	2,891,277

10

Investment of Cash Collateral
for Securities Loaned—2.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,528,041)	6,528,041 [c]	6,528,041
Total Investments (cost $227,959,912)	102.6%	282,469,029
Liabilities, Less Cash and Receivables	(2.6%)	(7,105,887)
Net Assets	100.0%	275,363,142

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $6,435,364 and the value of the collateral held by the fund was $6,528,041.
b Non-income producing security.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregate value of $744,551 representing .3% of net assets (see below).

Issuer	Acquisition Date	Cost ($)	Net Assets (%)	Valuation ($)†
Bluestream
Ventures, LP	4/30/2004-6/11/2008	2,329,314.3		744,551

† The valuation of these securities has been determined in good faith by management under the direction of the
Board of Directors.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Semiconductors &		Computers & Peripherals	10.2
Semiconductor Equipment	24.0	Internet & Catalog Retail	7.5
Software	18.6	Money Market Investments	3.4
Internet Software & Services	14.3	Electronic Equipment & Instruments	2.1
IT Services	10.5	Household Durables	1.8
Communications Equipment	10.2		102.6

†† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,435,364)—Note 1(b):
Unaffiliated issuers		218,540,594	273,049,711
Affiliated issuers		9,419,318	9,419,318
Dividends and securities lending income receivable			120,208
Receivable for shares of Common Stock subscribed			115,346
Prepaid expenses			57,862
			282,762,445
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			326,782
Cash overdraft due to Custodian			15,357
Liability for securities on loan—Note 1(b)			6,528,041
Payable for shares of Common Stock redeemed			301,146
Accrued expenses			227,977
			7,399,303
Net Assets ($)			275,363,142
Composition of Net Assets ($):
Paid-in capital			246,103,884
Accumulated net realized gain (loss) on investments			(25,249,859)
Accumulated net unrealized appreciation
(depreciation) on investments			54,509,117
Net Assets ($)			275,363,142

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	234,452,234	27,427,880	13,483,028
Shares Outstanding	6,815,914	898,075	371,979
Net Asset Value Per Share ($)	34.40	30.54	36.25

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $55,356 foreign taxes withheld at source):
Unaffiliated issuers	2,085,207
Affiliated issuers	8,308
Income from securities lending—Note 1(b)	29,851
Total Income	2,123,366
Expenses:
Management fee—Note 3(a)	2,058,370
Shareholder servicing costs—Note 3(c)	1,563,240
Distribution fees—Note 3(b)	215,112
Prospectus and shareholders’ reports	131,935
Professional fees	63,529
Registration fees	60,786
Directors’ fees and expenses—Note 3(d)	22,847
Custodian fees—Note 3(c)	21,326
Loan commitment fees—Note 2	3,550
Miscellaneous	13,052
Total Expenses	4,153,747
Less—reduction in fees due to earnings credits—Note 3(c)	(1,241)
Net Expenses	4,152,506
Investment (Loss)—Net	(2,029,140)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,302,134
Net unrealized appreciation (depreciation) on investments	30,650,215
Net Realized and Unrealized Gain (Loss) on Investments	40,952,349
Net Increase in Net Assets Resulting from Operations	38,923,209

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012 [a]	2011
Operations ($):
Investment (loss)—net	(2,029,140)	(2,884,755)
Net realized gain (loss) on investments	10,302,134	54,452,468
Net unrealized appreciation
(depreciation) on investments	30,650,215	(4,148,147)
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,923,209	47,419,566
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	40,332,346	73,277,053
Class B Shares	16,245	119,693
Class C Shares	1,540,108	6,194,425
Class I Shares	10,088,336	17,293,125
Cost of shares redeemed:
Class A Shares	(64,521,416)	(134,780,551)
Class B Shares	(1,105,881)	(1,911,070)
Class C Shares	(5,935,073)	(4,591,033)
Class I Shares	(13,857,506)	(5,485,144)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(33,442,841)	(49,883,502)
Total Increase (Decrease) in Net Assets	5,480,368	(2,463,936)
Net Assets ($):
Beginning of Period	269,882,774	272,346,710
End of Period	275,363,142	269,882,774

14

	Year Ended August 31,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	1,191,526	2,332,287
Shares redeemed	(2,016,252)	(4,126,739)
Net Increase (Decrease) in Shares Outstanding	(824,726)	(1,794,452)
Class Bb
Shares sold	394	4,231
Shares redeemed	(37,833)	(66,286)
Net Increase (Decrease) in Shares Outstanding	(37,439)	(62,055)
Class C
Shares sold	45,899	212,946
Shares redeemed	(203,519)	(158,309)
Net Increase (Decrease) in Shares Outstanding	(157,620)	54,637
Class I
Shares sold	294,207	501,403
Shares redeemed	(403,044)	(160,979)
Net Increase (Decrease) in Shares Outstanding	(108,837)	340,424

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 20,762 Class B shares representing $613,816 were automatically converted to 18,272 Class A shares and during the period ended August 31, 2011, 32,681 Class B shares representing $945,338 were automatically converted to 29,067 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	29.58	25.75	21.63	24.63	27.18
Investment Operations:
Investment (loss)—net[a]	(.22)	(.25)	(.27)	(.13)	(.15)
Net realized and unrealized
gain (loss) on investments	5.04	4.08	4.39	(2.87)	(2.40)
Total from Investment Operations	4.82	3.83	4.12	(3.00)	(2.55)
Net asset value, end of period	34.40	29.58	25.75	21.63	24.63
Total Return (%)[b]	16.30	14.87	19.05	(12.22)	(9.35)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.36	1.51	1.70	1.52
Ratio of net expenses
to average net assets	1.45	1.36	1.51	1.67	1.44
Ratio of net investment (loss)
to average net assets	(.67)	(.79)	(1.09)	(.72)	(.59)
Portfolio Turnover Rate	69.20	90.28	110.92	122.48	126.37
Net Assets, end of period ($ x 1,000)	234,452	226,016	242,999	214,170	257,360

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	26.48	23.25	19.71	22.69	25.24
Investment Operations:
Investment (loss)—net[a]	(.43)	(.47)	(.45)	(.29)	(.34)
Net realized and unrealized
gain (loss) on investments	4.49	3.70	3.99	(2.69)	(2.21)
Total from Investment Operations	4.06	3.23	3.54	(2.98)	(2.55)
Net asset value, end of period	30.54	26.48	23.25	19.71	22.69
Total Return (%)[b]	15.33	13.89	17.96	(13.13)	(10.10)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27	2.21	2.44	2.76	2.37
Ratio of net expenses
to average net assets	2.27	2.21	2.43	2.73	2.28
Ratio of net investment (loss)
to average net assets	(1.49)	(1.63)	(2.03)	(1.78)	(1.43)
Portfolio Turnover Rate	69.20	90.28	110.92	122.48	126.37
Net Assets, end of period ($ x 1,000)	27,428	27,954	23,274	21,655	29,434

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	31.06	26.94	22.55	25.54	28.08
Investment Operations:
Investment (loss)—net[a]	(.11)	(.14)	(.20)	(.07)	(.06)
Net realized and unrealized
gain (loss) on investments	5.30	4.26	4.59	(2.92)	(2.48)
Total from Investment Operations	5.19	4.12	4.39	(2.99)	(2.54)
Net asset value, end of period	36.25	31.06	26.94	22.55	25.54
Total Return (%)	16.71	15.30	19.47	(11.71)	(9.04)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.01	1.19	1.28	1.24
Ratio of net expenses
to average net assets	1.08	1.01	1.19	1.24	1.16
Ratio of net investment (loss)
to average net assets	(.32)	(.42)	(.76)	(.39)	(.22)
Portfolio Turnover Rate	69.20	90.28	110.92	122.48	126.37
Net Assets, end of period ($ x 1,000)	13,483	14,932	3,782	2,350	21,889

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

The fair value of the fund’s interest in a limited partnership represents the amount that the fund could reasonably expect to receive from the limited partnership if the fund’s capital was withdrawn from the limited partnership at the time of valuation, based on information available at the time the valuation is made and that the fund believes to be reliable. The valuation utilizes financial information supplied by the limited partnership with adjustments made daily for any underlying exchange traded securities. Limited partnerships are categorized within Level 3 of the fair value hierarchy.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	264,124,610	—	—	264,124,610

22

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Equity Securities—
Foreign†	8,180,550	—	—	8,180,550
Limited Partnership
Interests†	—	—	744,551	744,551
Mutual Funds	9,419,318	—	—	9,419,318

† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited Partnership
Interests ($)
Balance as of 8/31/2011	1,377,689
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(342,272)
Purchases	—
Sales	—
Distributions	(290,866)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 8/31/2012	744,551
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 8/31/2012	(342,272)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2012, The Bank of New York Mellon earned $9,950 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2011	($)	Purchases ($)	Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	9,636,000		98,095,439	104,840,162	2,891,277		1.0
Dreyfus
Institutional
Cash
Advantage
Fund	21,812,769		148,881,304	164,166,032	6,528,041		2.4
Total	31,448,769		246,976,743	269,006,194	9,419,318		3.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

24

from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $15,876,628 and unrealized appreciation $53,552,037. In addition, the fund had $8,416,151 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $15,159,711 of the carryover expires in fiscal year 2017 and $716,917 expires in fiscal year 2018.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnerships and a capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $2,029,140, increased accumulated net realized gain (loss) on investments by $57,983,854 and decreased paid-in capital by $60,012,994. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

26

During the period ended August 31, 2012, the Distributor retained $8,487 from commissions earned on sales of the fund’s Class A shares and $511 and $813 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2012, Class B and Class C shares were charged $3,089 and $212,023, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A, Class B and Class C shares were charged $574,845, $1,030 and $70,674, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $261,740 for transfer agency services and $3,658 for cash management

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

services. Cash management fees were partially offset by earnings credits of $431.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $21,326 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $29,278 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $810.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $174,993, Distribution Plan fees $17,397, Shareholder Services Plan fees $55,534, custodian fees $8,000, Chief Compliance Officer fees $4,243 and transfer agency per account fees $66,615.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012 amounted to $183,569,429 and $209,043,529, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $228,916,992; accordingly, accumulated net unrealized appreciation on investments was $53,552,037, consisting of $59,131,446 gross unrealized appreciation and $5,579,409 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of DreyfusTechnology Growth Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Technology Growth Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

30

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods, being above the Performance Group and Performance Universe medians in the majority of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale

34

for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

38

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

40

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,792 in 2011 and $226,766 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $48,000 in 2011 and $36,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $24,023 in 2011 and $31,905 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

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(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,424 in 2011 and $6,662 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,103,335 in 2011 and $41,730,768 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

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                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	October 22, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)